                                                                                      File Nos. 333-76651, 811-09301
As filed with the Securities and Exchange Commission on December 22, 2005

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
Pre-Effective Amendment No. __
Post-Effective Amendment No. 15
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
Amendment No. 18
(Check appropriate box or boxes.)
________________________________

TIAA-CREF Institutional Mutual Funds
(Exact Name of Registrant as Specified in Charter)

730 Third Avenue
New York, New York 10017-3206
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 842-2733

Lisa Snow, Esq.
TIAA-CREF Institutional Mutual Funds
730 Third Avenue
New York, New York 10017-3206
(Name and Address of Agent for Service)

Copy to:
Steven B. Boehm, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Approximate Date of Proposed Public Offering:
As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[   ]  Immediately upon filing pursuant to paragraph (b)
[   ]  On February 1, 2005 pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a)(1)
[X]  75 days after filing pursuant to paragraph (a)(2)
[   ]  On (date) pursuant to paragraph (a)(1)
[   ]  On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[                          ], 2006

TIAA-CREF Institutional Mutual Funds

Prospectus

Large-Cap Growth Fund
International Equity Fund II
Large-Cap Value Fund II
Small-Cap Equity Fund II
Managed Allocation Fund II
Social Choice Equity Fund II
Real Estate Securities Fund II
Bond Fund II
Bond Plus Fund II
Inflation-Linked Bond Fund II
Short-Term Bond Fund II
High-Yield Bond Fund II
Tax-Exempt Fund II
Money Market Fund II

This prospectus describes fourteen new investment portfolios of the TIAA-CREF Institutional Mutual Funds ( the “Funds”), which currently offer three classes of shares: Retirement Class, Institutional Class and Retail Class. Each of these classes is described in this prospectus.

The Funds’ share classes have different expenses. As a result, each Fund’s share classes will have different share prices and different investment performance.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Information

Overview of the Funds

The fourteen new Funds of the TIAA-CREF Institutional Mutual Funds offered in this Prospectus are divided into the following general types:

  Equity Funds that invest primarily in equity securities. The Equity Funds consist of three subcategories of Equity Funds reflecting different investment management techniques. They are:

  • Active Equity Funds:

  Large-Cap Growth Fund
  International Equity Fund II
  Large-Cap Value Fund II

  • Active Equity Funds Using the Quantitative Management Strategy:

  Small-Cap Equity Fund II

  • Specialty Equity Funds:

  Social Choice Equity Fund II

  The Real Estate Securities Fund II is a Real Estate Fund that invests primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

  The Managed Allocation Fund II is a Balanced Fund that invests primarily in other mutual funds through a fund of funds approach.

  The Fixed-Income Funds, which primarily invest in fixed-income securities, are:

  Bond Fund II
  Bond Plus Fund II
  Inflation-Linked Bond Fund II
  Short-Term Bond Fund II
  High-Yield Bond Fund II
  Tax-Exempt Bond Fund II

  The Money Market Fund II, which invests primarily in high-quality, short-term money market instruments.

General Information About the Funds and their Risks

This Prospectus describes fourteen Funds offered by the TIAA-CREF Institutional Mutual Funds. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and its non-fundamental investment restrictions, may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

Each Fund (except for Money Market Fund II and Managed Allocation Fund II) has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Except for Tax-Exempt Bond Fund II, shareholders of these Funds will receive at least 60 days’ prior notice before changes are made to this policy. For Tax-Exempt Bond Fund, this policy can only be changed by a vote of its shareholders.

Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

The Equity Funds

There are three subcategories of Equity Funds described in this Prospectus: Active Equity Funds, Active Equity Funds using the Quantitative Management Strategy, and Specialty Equity Funds.

Risks of Investing in the Equity Funds

In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

An investment in an Equity Fund will be subject to the following principal investment risks described below:

  Market Risk— The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region.

  Company Risk (often called Financial Risk)— The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

The Funds that make foreign investments are subject to:

  Foreign Investment Risk—The risk of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

  The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

The Funds that are managed according to a growth or value investment style are subject to:

  Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Fund’s growth investing or value investing style falls out of favor with investors for a period of time.

The Funds that are managed according to a growth investment style are subject to:

  Risks of Growth Investing —Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

Active Equity Funds

The Large-Cap Growth Fund

The Large-Cap Growth Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for growth.

The Fund invests at least 80% of its assets in equity securities that the managers believe present the opportunity for growth. Generally, these equity securities will be those of large-capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects.

The Fund may also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

The Large-Cap Growth Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark, the Russell 1000 Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). This quantitative technique, when used, helps the portfolio management teams control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

Special Investment Risks: The Fund is subject to market risk, company risk, style risk and foreign investment risk. It is also subject to special risks of growth investing. In addition, by focusing on the securities of larger companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

The International Equity Fund II

The International Equity Fund II seeks a favorable long-term return, mainly through capital appreciation, from a broadly diversified portfolio that consists primarily of foreign equity investments. Normally, the Fund intends to have at least 80% of its assets in equity securities of companies located in at least three countries other than the United States.

The active managers select individual stocks and let the Fund’s country and regional asset allocation evolve from that stock selection. We do, however, regularly monitor the Fund’s sector and country exposure against the Fund’s benchmark index, the MSCI EAFE Index, in order to control risk. While the Fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis that is designed to track the performance of the emerging markets segment of the MSCI EAFE Index. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

The Fund looks for companies of all sizes with
  sustainable growth;
  focused management with successful track records;
  unique and easy to understand franchises (brands);
  stock prices that do not fully reflect the stock’s inherent value, based on the company’s current earnings, assets, and long-term growth prospects; and
  consistent generation of free cash flow.

The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the MSCI EAFE Index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

Special Investment Risks: The Fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

Large-Cap Value Fund II

The Large-Cap Value Fund II seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Fund invests at least 80% of its assets in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

  analyses of historical valuations of the same security;
  valuations of comparable securities in the same sector or the overall market;
  various financial ratios such as stock price-to-book value, stock price-to- earnings, and dividend yield; and
  free cash flow generated by the company.

The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

Special Investment Risks: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk in that value investing may fall out of favor with investors. Likewise, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or overpriced) when acquired. As with any mutual fund, you can lose money by investing in this Fund.

Active Equity Funds Using the Quantitative Management Strategy

Quantitative Management Strategy
The Small-Cap Equity Fund II uses TIAA-CREF’s Quantitative Management Strategy. Quantitative management uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of the stocks in which the Fund invests. These models typically weight many different variables, including:

  the valuation of the individual stock versus the market or its peers;
  future earnings and sustainable growth prospects; and
  the price and volume trends of the stock

The score is used to form the portfolio, along with the following additional inputs:

  weightings of the stock, and its corresponding sector, in the benchmark;
  correlations between the performance of the stocks in the universe; and
  trading costs.

Overall, the goal of TIAA-CREF’s quantitative management area is to build a portfolio of stocks that outperforms the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

The Quantitative Management Strategy is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s analysis.

Small-Cap Equity Fund II

The Small-Cap Equity Fund II seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

The Fund uses the Quantitative Management Strategy and invests at least 80% of its assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index.

Special Investment Risks: The Fund is subject to market risk and very substantial company risk. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities. As with any mutual fund, you can lose money by investing in this Fund.

Specialty Equity Funds

Social Choice Equity Fund II

The Social Choice Equity Fund II seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80% of the Fund’s assets will be invested in common stocks that meet the Fund’s social criteria.

The Fund attempts to track the return of the Russell 3000 Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. It does this primarily by investing in companies included in the KLD BMS Index1, which is a socially screened subset of companies in the Russell 3000 so that the Fund’s portfolio approaches the overall investment characteristics of the Russell 3000.

Companies that are currently excluded from the KLD BMS Index include:

  Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;
  Companies that derive any revenues from gambling;
  Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;
  Companies that derive significant revenues from the production of military weapons; and
  Electric utilities that own interests in nuclear power plants.

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

  Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality and research and development;
  Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;
  Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;
  Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;
  Corporate governance, including executive compensation, tax disputes, and accounting practices;
  Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and
  Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers.

The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of December 31, 2005, the KLD BMS Index was comprised of approximately [________] companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

1 The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. KLD’s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD. makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the KLD Indexes or any data or any security (or combination thereof) included therein.
KLD BMS IndexSM is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company (FRC). The use of the Russell 3000 Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indices or KLD Indices are based.

The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. We will do our best to make sure the fund’s investments meet the social criteria, but we cannot guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on

Corporate Governance and Social Responsibility. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes. The Fund may invest up to 15% of its assets in foreign securities.

Special Investment Risks: The Fund is subject to market risk, company risk and moderate index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

Additional Investment Strategies for the Equity Funds

In addition to the principal investment strategies for the equity funds listed above, the Equity Funds may invest in short-term money market debt securities and other kinds of short-term instruments. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities.

Each of the Equity Funds may also buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a Fund’s investment objective and restrictions.

Balanced Funds

Managed Allocation Fund II

The Managed Allocation Fund II seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Managed Allocation Fund II will pursue this goal through a “fund of funds” approach, whereby the Fund will make investments primarily in other mutual funds. The Managed Allocation Fund II may invest in shares of underlying funds such as (1) the TIAA-CREF Institutional Mutual Funds’ other investment funds, (2) Retail Class shares of the TIAA-CREF Mutual Funds, which are affiliated funds of the TIAA-CREF Institutional Mutual Funds, and (3) other mutual funds that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund II may invest in underlying Funds other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds may have different investment objectives and styles from those currently held by the Fund and may change the risk profile of the Fund. We will notify you where the addition of any underlying fund or funds will have a material effect on the composition of the Fund’s investment portfolio.

Generally, the Fund will seek to meet its objective by investing (1) approximately 55% of its net assets in equity funds, (2) up to 5% of its net assets in real estate funds, and (3) approximately 40% of its net assets in fixed-income funds.

The Fund intends to invest in the following equity funds:

  Large-Cap Growth Fund, which invests primarily in a diversified portfolio of common stocks that present the opportunity for growth, such as stocks of Large-Capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets.
  International Equity Fund II, which invests primarily in a broadly diversified portfolio of foreign equity investments.
  Large-Cap Value Fund II, which invests primarily in equity securities of large domestic companies that appear undervalued by the market based on an evaluation of their potential worth.
  Small-Cap Equity Fund II, which invests primarily in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

[The Fund also may invest in Growth & Income Fund, another series of TIAA-CREF Institutional Mutual Funds that is offered in another prospectus and that invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential, as well as in other affiliated equity funds.]

For the real estate securities component of its asset allocation strategy, the Fund intends to invest in the Real Estate Securities Fund II. The Real Estate Securities Fund II invests primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”).

The Fund intends to invest in the following fixed-income funds:

  Bond Plus Fund II, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment-grade securities.
  Short-Term Bond Fund II, which invests primarily in a broad range of U.S. Treasury and agency securities, and corporate bonds with maturities from 1-5 years.
  High-Yield Bond Fund II, which invests primarily in lower-rated, higher-yielding fixed- income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.
  Inflation-Linked Bond Fund II, which invests primarily in U.S. Treasury Inflation- Indexed Securities, and can also invest in other inflation-linked bonds issued or guaranteed by the U.S. Government or its agencies, and by corporations and foreign governments.

     The Fund may also invest in other affiliated fixed-income funds.

As a result of its investments in the underlying funds, the Managed Allocation Fund II’s returns reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities, and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, we monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the managers believe that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, they can adjust the percentage of investments in these funds up or down by up to 5%. At any given time the Fund plans on holding between 0 to 5% of its net assets in real estate funds.

The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and longer-term bonds, the Fund will increase its investments in the Short-Term Bond Fund II. The Fund will have less than 5% of assets in the High-Yield Bond Fund II.

The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if we believe market conditions warrant it. For example, we might increase the Fund’s holdings in the fixed-income funds in periods where we believe the equity markets will decline.

For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the Fund can also invest in government securities (as defined in the 1940 Act), short-term paper, or shares of the Money Market Fund II. For temporary defensive purposes, the Managed Allocation Fund II may invest without limitation in such securities. We cannot guarantee that this strategy will be successful.

Special Investment Risks: The Fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests, including market risk, company risk, foreign investment risk, interest rate risk and credit risk, and prepayment and extension risk. The Fund’s investments in securities of issuers in the real estate industry, through its investment in the Real Estate Securities Fund II, are also subject to the risks associated with the ownership of real estate, as well as the special risks associated with investing in equity and mortgage REITs. In addition, since the Real Estate Securities Fund II can invest in fewer individual companies it may experience greater fluctuations in value and be subject to a greater risk of loss than investments in other mutual funds.

Because the Managed Allocation Fund II invests in the securities of a limited number of other mutual funds, it is considered “non-diversified” for purposes of the 1940 Act. Sometimes non-diversified funds have special risks. However, each of the underlying funds in which the Managed Allocation Fund II invests is considered a diversified investment company.

It is possible that the interests of the Managed Allocation Fund II could diverge from the interests of one or more of the underlying funds in which it invests. That could create a conflict of interest between the Managed Allocation Fund II and its underlying funds, in which case it could be difficult for the trustees and officers of the TIAA-CREF Institutional Mutual Funds to fulfill their fiduciary duties to each Fund, since those oversee both Funds. The Board believes it has structured each Fund to avoid these concerns. However, it is still possible that proper action for the Managed Allocation Fund II could sometimes hurt the interests of any underlying fund, or vice versa. If that happens, the Funds’ advisor, Teachers Advisors, Inc. (“Teachers Advisors”), and the Board of Trustees and officers of the TIAA-CREF Institutional Mutual Funds will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Teachers Advisors and the TIAA-CREF Institutional Mutual Funds’ Board and officers will in any case closely and continuously monitor each Fund’s investments to avoid these concerns as much as possible.

Real Estate Funds

Real Estate Securities Fund II

The Real Estate Securities Fund II seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

The Fund invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of managements’ ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry.

An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Dow Jones Wilshire Real Estate Securities Index.

Special Investment Risks: The Fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income risk, substantial market risk and very substantial company risk, as described under “Risks of Investing in Equity Funds” above and “Risks of Investing in Fixed-Income Funds” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund II. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.

No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

Fixed-Income Funds

This prospectus describes six Funds that primarily invest in fixed-income securities: Bond Fund II, Bond Plus Fund II, Inflation-Linked Bond Fund II, Short-Term Bond Fund II, High-Yield Bond Fund II and Tax-Exempt Bond Fund II.

Risks of Investing in the Fixed-Income Funds

An investment in a Fixed-Income Fund will be subject to the following principal investment risks described below:

  Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

  Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security.

  Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed- income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

  Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

In addition to the principal investment risks set forth above, special risks associated with a particular Fixed-Income Fund are discussed in the following Fund summaries. The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

Bond Fund II

Bond Fund II seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

The Fund invests at least 80% of its assets in investment-grade bonds and other bonds. The Fund also invests in other fixed-income securities. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. We do not rely exclusively on rating agencies when making investment decisions. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The Fund overweights or underweights individual securities or sectors relative to its benchmark index, the Lehman Brothers U.S. Aggregate Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The Fund is managed to maintain an average duration that is similar to the Lehman Brothers U.S. Aggregate Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2005, the duration of the Lehman Brothers U.S. Aggregate Index was [___] years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers.

The Bond Fund II’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Teachers Advisors, the Fund’s investment advisor, to predict correctly mortgage prepayments and interest rates.

The Fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

Special Investment Risks: The Fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

Under the Fund’s mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

Securities originally rated “investment grade” are sometimes subsequently downgraded, should a ratings agency like Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. We will attempt to sell any security held by the Fund which is downgraded to a below investment grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

Bond Plus Fund II

The Bond Plus Fund II seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80% of the Fund’s assets will be invested in bonds.

The Fund is managed to track the duration of the Lehman Brothers U.S. Aggregate Bond Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 2005, the duration of the index was [___] years. By keeping the Fund’s duration close to the Lehman Index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in interest rates.

The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 75% of the Fund, is invested primarily in a broad range of the debt securities in the Lehman Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed and asset-backed securities. The Fund’s holdings are mainly high-quality securities rated in the top four credit categories by Moody’s or Standard & Poor’s, or that we determine are of comparable quality. The Fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns compared to the Lehman Index. This segment can make foreign investments, but we don’t expect them to exceed 15% of the Fund’s assets. The Fund can also invest in money market instruments.

The other segment of the Fund is invested in securities with special features, in an effort to improve the Fund’s total return. This segment primarily will be invested in illiquid securities (such as private placements) or non-investment-grade securities (those rated Ba1 or lower by Moody’s or BB+ or lower by Standard & Poor’s). Currently this part of the Fund has less than 5 percent of the Fund’s assets, but if market conditions warrant it could grow as large as 25%. However, investments in illiquid securities will never be more than 15% of the Fund’s assets.

Special Investment Risks: The Fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. In addition, non-investment grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and Standard & Poor’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later on, should a ratings service believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund II, it may or may not be sold, depending on our analysis of the issuer’s prospects. However, the Fund won’t purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We do not rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

The Fund can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

The Fund’s investments in mortgage-backed securities are subject to prepayment and extension risk. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value.

Inflation-Linked Bond Fund II

The Inflation-Linked Bond Fund II seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

Principal Investment Strategies: The Fund invests at least 80% of its assets in inflation-indexed bonds – fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (“CPI-U”). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its total assets.

The Fund is managed to maintain a duration that is similar to its benchmark index, the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2005, the duration of the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index was 6.4 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index.

Typically, the Fund will invest in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its total assets are invested in fixed-income securities rated below investment grade.

Special Investment Risks: The Fund is subject to interest rate risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest. Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in “Taxes.” As with any mutual fund, you can lose money by investing in this Fund.

Short-Term Bond Fund II

The Short-Term Bond Fund II seeks high current income consistent with preservation of capital. The Fund invests primarily in a broad range of debt securities comprising the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index. Normally, the Fund invests at least 80% of its assets in U.S. Treasury and agency securities and corporate bonds with maturities from 1 to 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks. The Fund may overweight or underweight individual securities or sectors as compared to their weight in the index where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The Fund may also invest in securities that are not in the index because we believe they offer the potential for superior returns.

The Fund generally seeks to maintain an average duration similar to that of its benchmark. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the Fund close to the index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in interest rates. As of December 31, 2005, the duration of the index was [____] years. The Fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

The Short-Term Bond Fund II also may invest up to 15% of its assets in the securities of foreign issuers. The Fund may invest in mortgage-backed securities including pass-through certificates and collateralized mortgage obligations (CMOs).

Special Investment Risks: The Fund is subject to interest rate risk and credit risk. In addition, mortgage-backed securities in which the fund may invest are subject to extension risk and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the Fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

The High-Yield Bond Fund II

The High-Yield Bond Fund II primarily seeks high current income and, when consistent with its primary objective, capital appreciation. The fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the Fund invests at least 80 percent of its assets in debt and other fixed-income securities rated lower than investment grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will be securities rated in the BB or B categories by Standard & Poor’s, or in the Ba or B categories by Moody’s. The Fund may invest up to 20% of its assets in the following other types of instruments: payment-in-kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or B3, and securities having limited liquidity.

The Fund can make foreign investments, but we do not expect them to be over 20% of the Fund’s assets. The Fund can have up to 15% of its assets in illiquid securities. The Fund can also invest in U.S. Treasury and agency securities or other short-term instruments when other suitable investment opportunities aren’t available, or when we want to build the Fund’s liquidity.

The premise of the High-Yield Bond Fund II is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. We attempt to minimize the risks of investing in lower-rated securities by:

  Doing our own credit analysis (independent of the rating agencies). We will buy securities of issuers with a balance of operational and financial risks that we believe make it likely that they will be able to meet their financial obligations;
  Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality; and
  Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

Our judgment of the value of any particular security is a function of our experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the Fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

Teachers Advisors, the Fund’s investment advisor, may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity

Association (“TIAA”). While the Fund believes that such sharing of information provides benefits to the Fund and its shareholders, the fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it might otherwise do so, in order to comply with the federal securities laws.

Special Investment Risks: The Fund is subject to interest rate risk and above-average credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the Fund to buy or sell its securities. An investment in this Fund is much riskier than an investment in bond funds that don’t invest primarily in lower-rated debt securities.

Issuers of “junk” bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The Fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value. Current income risk can also be significant for this Fund.

Tax-Exempt Bond Fund II

The Tax-Exempt Bond Fund II seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax. The Fund may invest in other municipal securities including other bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes).

We pursue superior returns using yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. We usually sell investments that we believe are overvalued. We generally seek to maintain an average duration in the fund equal to that of its benchmark, the Lehman Brothers 10 Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works.

Municipal securities include private activity bonds, municipal leases, certificates of participation, municipal obligation components and municipal custody receipts.

The Fund can invest up to 20% of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to fund private, for-profit organizations. The interest on these securities (including the fund’s distribution of that interest) may be a preference item for purposes of the federal alternative minimum tax (AMT). The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

The Fund can also invest in municipal bonds secured by mortgages on single family homes and multi-family projects. The Fund’s investments in these securities are subject to prepayment and extension risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security, typically reducing the security’s value. Prepayment risk is the possibility that a decline in interest rates may cause the holders of the underlying mortgages to pay off their mortgage loans sooner than expected, causing the Fund to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

All of the Fund’s assets are dollar-denominated securities. The Fund may invest up to 20% of assets in unrated instruments and in lower-rated, higher-yielding securities, such as “junk” bonds.

Special Investment Risks: The Fund is subject to interest rate risk and credit risk. The Fund also is subject to current income volatility and the related risk that falling interest rates will cause the Fund’s income to fall as it invests assets at progressively lower rates. As with most income funds, the Fund is subject to “call” risk arising from the possibility that during periods of declining interest rates, an issuer of a municipal obligation may call (i.e., retire) a high yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income bearing securities.

Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate Funds to enable it to make lease payments.

This may not be an appropriate investment in connection with tax-favored arrangements like IRAs, or if you are in a low tax-bracket.

Additional Investment Strategies for the Fixed-Income Funds

In addition to the principal investment strategies for the Fixed-Income Funds listed above, the Fixed-Income Funds can invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs.

The Fixed-Income Funds may use a trading technique called “mortgage rolls,” in which we “roll over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The Fixed-Income Funds may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These techniques are designed to enhance a Fund’s returns, but they do increase the Fund’s portfolio turnover rate. However, we do not expect these techniques to significantly raise a Fund’s capital gains. There are no commissions on purchases and sales of fixed-income securities, so increased trading will not raise the Fund’s expenses.

The Fixed-Income Funds can invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics, and interest-only mortgage-backed securities are particularly sensitive to prepayment risk, which may also include actual loss of invested funds.

Each Fixed-Income Fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

Fixed-Income Funds can also invest in recently developed financial instruments, such as swaps and options on swaps (“swaptions”), so long as these are consistent with a Fund’s investment objective and restrictions.

Money Market Fund II

The Money Market Fund II seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund II by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in securities or other instruments maturing in 297 days or less. We cannot assure you that we will be able to maintain a stable net asset value of $1.00 per share for this Fund.

The Fund invest primarily in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable- rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;

(2)	Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)	Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9)	Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund II will only purchase money market instruments that at the time of purchase are “First Tier Securities,” – that is, instruments within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30% of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

Special Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to market risk, company risk, income volatility, interest rate risk, prepayment risk and extension risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. No one can assure that a fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

An investment in the Money Market Fund II, like the other funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More About Risks

Risks of Investing in the Equity Funds

In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the funds that hold equity securities may increase or decrease.

An investment in an Equity Fund or a Balanced Fund will be subject to the following principal investment risks described below:

  Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore trends often vary from country to country and region to region.
  Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

The Funds that make foreign investments are subject to:

Foreign Investment Risk—The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

The Funds that are managed to a growth or value investment style are subject to:

  Style Risk—Funds that use an investing style entail the risk that equity securities representing the style may be out of favor in the marketplace for various periods of time.
  When this occurs, investors, such as the funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a fund’s investing style falls out of favor with investors for a period of time.
Large-Cap Growth Fund is subject to”
  Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Risks of Investing in the Fixed-Income and Money Market Funds

An investment in a Fixed-Income or Money Market Fund will be subject to the following principal investment risks described below:

  Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.
  Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security.
  Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed- income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.
  Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.
Past Performance

     Performance information can help illustrate some of the risks of investing in funds, and how investment performance varies. Because the Funds are less than one year old, we are not currently presenting performance information in this prospectus, although we will do so in the future. Note that how funds have performed in the past is not necessarily an indication of how they will perform in the future.

Fees and Expenses

The Funds offer three different classes of shares (although not every individual Fund offers all three classes). Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

FEES AND EXPENSES OF INSTITUTIONAL CLASS SHARES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Institutional Class of the Funds:

Shareholder Fees (deducted directly	Institutional
From gross amount of transaction)	Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0%

Annual Fund Operating Expenses
(deducted from Fund assets)

			Total Annual	Expense	Net Annual
			Fund	Reimbursement	Fund
	Management	Other	Operating	and	Operating
	Fees	Expenses (1)	Expenses	Waivers(2)(3)	Expenses

LARGE-CAP GROWTH FUND	0.45%	0.37%	0.82%	0.69%	0.13%

INTERNATIONAL EQUITY	0.50%	0.13%	0.63%	0.03%	0.60%
FUND II

LARGE-CAP VALUE FUND II	0.45%	0.07%	0.52%	0.02%	0.50%

SMALL-CAP EQUITY FUND II	0.48%	0.15%	0.63%	0.08%	0.55%

SOCIAL CHOICE EQUITY	0.15%	0.14%	0.29%	0.09%	0.20%
FUND II

REAL ESTATE SECURITIES	0.50%	0.07%	0.57%	0.02%	0.55%
FUND II

MANAGED ALLOCATION	__%	__%	__%	__%	__%
FUND II (4)

BOND FUND II	0.30%	0.03%	0.33%	--	0.33%

BOND PLUS FUND II	0.30%	0.23%	0.53%	0.18%	0.35%

INFLATION-LINKED BOND
FUND II	0.30%	0.06%	0.36%	0.01%	0.35%

SHORT-TERM BOND FUND II	0.25%	0.13%	0.38%	0.08%	0.30%

HIGH-YIELD BOND FUND II	0.35%	0.10%	0.45%	0.05%	0.40%

TAX-EXEMPT BOND FUND II	0.30%	0.20%	0.50%	0.15%	0.35%

MONEY MARKET FUND II	0.10%	0.12%	0.22%	0.07%	0.15%

(1)	The figures shown for Other Expenses (which do not include investment management fees) are estimates for the current fiscal year.

(2)	Teachers Advisors, the investment advisor for the Funds, has agreed to waive a portion of the Management Fees for the Large-Cap Growth Fund equal to, on an annual basis, 0.37%. This waiver is contractual and will remain in effect until April 30, 2007.

(3)	To limit the Funds' expenses during its initial period of operations, Teachers Advisors has agreed to reimburse the Funds for such Other Expenses (which do not include investment management fees) that exceed, on an annual basis: 0.07% of average daily net assets for the Small-Cap Equity Fund II, 0.10% of average daily net assets for the International Equity Fund II, and 0.05% of average daily net assets for the other Funds described in this Prospectus. These expense reimbursement agreements are currently expected to continue until at least April 30, 2007, and can only be changed with the approval of the Board of Trustees.

(4)	Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund II nor does that Fund pay for its direct expenses. However, shareholders in the Managed Allocation Fund II will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund II invests. The expenses in the table are based on the Fund’s expected allocations for the current fiscal year.

FEES AND EXPENSES OF RETIREMENT CLASS SHARES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Retirement Class of the Funds:

Shareholder Fees (deducted directly	Retirement
From gross amount of transaction)	Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0%

Annual Fund Operating Expenses
(deducted from Fund assets)

			Total Annual	Expense	Net Annual
			Fund	Reimbursement	Fund
	Management	Other	Operating	and	Operating
	Fees	Expenses(1)	Expenses	Waivers(2)(3)	Expenses

LARGE-CAP GROWTH FUND	0.45%	0.93%	1.38%	1.00%	0.38%

INTERNATIONAL EQUITY
FUND II	0.50%	0.40%	0.90%	0.10%	0.80%

LARGE-CAP VALUE FUND II	0.45%	0.37%	0.82%	0.07%	0.75%

SMALL-CAP EQUITY FUND II	0.48%	0.40%	0.88%	0.10%	0.78%

SOCIAL CHOICE EQUITY
FUND II	0.15%	0.50%	0.65%	0.20%	0.45%

REAL ESTATE SECURITIES
FUND II	0.50%	0.43%	0.93%	0.13%	0.80%

MANAGED ALLOCATION
FUND II	---%				--%

BOND FUND II	0.30%	0.91%	1.21%	0.66%	0.55%

BOND PLUS FUND II	0.30%	0.91%	1.21%	0.66%	0.55%

INFLATION-LINKED BOND
FUND II	0.30%	0.91%	1.21%	0.66%	0.55%

SHORT-TERM BOND FUND II	0.25%	0.91%	1.16%	0.71%	0.50%

HIGH-YIELD BOND FUND II	0.35%	0.91%	1.31%	0.66%	0.60%

MONEY MARKET FUND II	0.10%	0.91%	1.01%	0.71%	0.30%

(1)	The figures shown for Other Expenses (which do not include investment management fees) are estimates for the current fiscal year.

(2)	Teachers Advisors, the investment advisor for the Funds, has agreed to waive a portion of the Management Fees for the Large-Cap Growth Fund equal to, on an annual basis, 0.37%. This waiver is contractual and will remain in effect until April 30, 2007.

(3)	To limit the Funds' expenses during its initial period of operations, Teachers Advisors has agreed to reimburse the Funds for such Other Expenses (which do not include investment management fees) that exceed, on an annual basis: 0.25% of average daily net assets for the Bond Fund II, Bond Plus Fund II, Inflation-Linked Bond Fund II and the Money Market Fund II, and 0.30% of average daily net assets for the other Funds described in this Prospectus. These expense reimbursement agreements are currently expected to continue until at least April 30, 2007, and can only be changed with the approval of the Board of Trustees.

(4)	Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund II nor does this Fund pay for its direct expenses. However, shareholders in the Managed Allocation Fund II will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund II invests. The expenses in the table are based on the Fund’s expected allocations for the current fiscal year.

FEES AND EXPENSES OF RETAIL CLASS SHARES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Retail Class of the Funds:

Shareholder Fees (deducted directly	Institutional
From gross amount of transaction)	Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0% (1)

1 We are currently reassessing our policy concerning low balance accounts and are considering imposing a fee on smaller accounts. We will notify you in advance of any policy we intend to implement.

Annual Fund Operating Expenses
(deducted from Fund assets)

RETAIL CLASS

				Total Annual		Net Annual
		Distribution	Other	Fund	Expense	Fund
	Management	(12b-1) Fees	Expenses	Operating	Reimbursement	Operating
	Fees	(1)	(2)	Expenses	(3)(4)	Expenses

LARGE-CAP
GROWTH FUND	0.45%	0.0%	0.16%	0.61%	0.37%	0.24%

INTERNATIONAL
EQUITY FUND II	0.50%	0.0%	0.13%	0.63%	0.00%	0.63%

LARGE-CAP
VALUE FUND II	0.45%	0.0%	0.16%	0.61%	0.00%	0.61%

SMALL-CAP
EQUITY FUND II	0.48%	0.0%	0.28%	0.76%	0.00%	0.76%

SOCIAL CHOICE
EQUITY FUND II	0.15%	0.0%	0.11%	0.26%	0.00%	0.26%

REAL ESTATE
SECURITIES FUND
II	0.50%	0.0%	0.10%	0.60%	0.00%	0.60%

MANAGED
ALLOCATION
FUND II (5)	0.00%	0.0%	--	--	--	--

BOND FUND II	0.30%	0.0%	0.17%	0.47%	0.0%	0.47%

BOND PLUS FUND
II	0.30%	0.0%	0.09%	0.39%	0.0%	0.39%

INFLATION-
LINKED BOND
FUND II	0.30%	0.0%	0.16%	0.46%	0.0%	0.46%

SHORT-TERM
BOND FUND II	0.25%	0.0%	0.24%	0.49%	0.0%	0.49%

HIGH-YIELD
BOND FUND II	0.35%	0.0%	0.06%	0.41%	0.0%	0.41%

TAX-EXEMPT
BOND FUND II	0.30%	0.0%	0.10%	0.40%	0.0%	0.40%

MONEY MARKET
FUND II	0.10%	0.0%	0.04%	0.14%	0.0%	0.14%

(1)	The Retail Class is subject to a Distribution (12b-1) Plan. The Plan provides for a maximum annual reimbursement rate of 0.25% of average daily net assets. The Funds’ distributor, Teachers Personal Investors Services, Inc. (“TPIS”) has contractually agreed not to seek any reimbursements under the Plan until May 1, 2007.

(2)	The figures shown for Other Expenses (which do not include investment management fees) are estimates for the current fiscal year.

(3)	Teachers Advisors, the investment advisor for the Funds, has agreed to waive a portion of the Management Fees for the Large-Cap Growth Fund equal to, on an annual basis, 0.37%. This waiver is contractual and will remain in effect until April 30, 2007.

(4)	To limit the Funds' expenses during its initial period of operations, Teachers Advisors has agreed to reimburse the Funds for such Other Expenses (which do not include investment management fees) that would cause the net annual fund operating expenses to exceed on an annual basis: 0.30% of average daily net assets for the Money Market Fund II, 0.40% of average daily net assets for the Short-Term Bond Fund II, 0.43% of average daily net assets for the Large-Cap Growth Fund, 0.45% of average daily net assets for the Social Choice Equity Fund II, 0.50% of average daily net assets for the Bond Fund II, Inflation-Linked Bond Fund II, Bond Plus Fund II, and Tax-Exempt Bond Fund II, 0.60% of average daily net assets for High-Yield Bond Fund II, 0.80% of average daily net assets for the Large-Cap Value Fund II, 0.85% of average daily net assets for the Small-Cap Equity Fund II, and 0.90% of average daily net assets for the International Equity Fund II and the Real Estate Securities Fund II. These expense reimbursement agreements are currently expected to continue until at least April 30, 2007, and can only be changed with the approval of the Board of Trustees.

(5)	Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund II nor does this Fund pay for its direct expenses. However, shareholders in the Managed Allocation Fund II will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund II invests. The expenses in the table are based on the Fund’s expected allocations for the current fiscal year.

The following example indicates the expenses you would pay under the current and proposed expense structures, assuming an initial investment of $10,000, a 5% total annual return each year, and redemption at the end of each period. This example also assumes that there will be no expense reimbursement in place after one year. Your actual cost may be higher or lower.

INSTITUTIONAL CLASS

	1 Year	3 Years	5 Years	10 Years

LARGE-CAP GROWTH
FUND

INTERNATIONAL
EQUITY FUND II

LARGE-CAP VALUE
FUND II

SMALL-CAP EQUITY
FUND II

SOCIAL CHOICE
EQUITY FUND II

REAL ESTATE
SECURITIES FUND II

MANAGED
ALLOCATION FUND II

BOND FUND II

BOND PLUS FUND II

INFLATION-LINKED
BOND FUND II

SHORT-TERM BOND
FUND II

HIGH-YIELD BOND
FUND II

TAX-EXEMPT BOND
FUND II

MONEY MARKET
FUND II

RETIREMENT CLASS

	1 Year	3 Years	5 Years	10 Years

LARGE-CAP
GROWTH FUND

INTERNATIONAL
EQUITY FUND II

LARGE-CAP VALUE
FUND II

SMALL-CAP EQUITY
FUND II

SOCIAL CHOICE
EQUITY FUND II

REAL ESTATE
SECURITIES FUND II

MANAGED
ALLOCATION FUND
II

BOND FUND II

BOND PLUS FUND II

INFLATION-LINKED
BOND FUND II

SHORT-TERM BOND
FUND II

HIGH-YIELD BOND
FUND II

MONEY MARKET
FUND II

RETAIL CLASS

	1 Year	3 Years	5 Years	10 Years

LARGE-CAP
GROWTH FUND

INTERNATIONAL
EQUITY FUND II

LARGE-CAP VALUE
FUND II

SMALL-CAP EQUITY
FUND II

SOCIAL CHOICE
EQUITY FUND II

REAL ESTATE
SECURITIES FUND II

MANAGED
ALLOCATION FUND
II

BOND FUND II

BOND PLUS FUND II

INFLATION-LINKED
BOND FUND II

SHORT-TERM BOND
FUND II

HIGH-YIELD BOND
FUND II

TAX-EXEMPT BOND
FUND II

MONEY MARKET
FUND II

Investment Objectives and Strategies

Investment Management Styles

Growth Investing. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

Value Investing. This is a portfolio management style that typically involves seeking securities that:

  Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to- earnings and stock price-to-cash flow);

  Can be acquired for less than what one believes is the issuer’s potential value; and

  Appear attractive using discounted cash flow models.

Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

More About Benchmarks and Other Indices

The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

MSCI EAFE Index

This is the benchmark index for the International Equity Fund II. The MSCI EAFE Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America — in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country’s market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most “investable” stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85% of each country’s free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE Index, the regional index captures 85% of the free float adjusted market capitalization of 21 developed countries around the world.

The MSCI EAFE Index is primarily a large-capitalization index, with approximately 65% of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

Russell 1000 Growth Index

This is the benchmark index for the Large-Cap Growth Fund. The Russell 1000 Growth Index is a subset of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2005, the market capitalization of companies in the Russell 1000 Growth Index ranged from $[_____] million to $[_____] billion, with a mean market capitalization of $[__] billion and a median market capitalization of $[___] billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

Russell 1000® Value Index

This is the benchmark for the Large-Cap Value Fund II. The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2005, the market capitalization of companies in the Russell 1000® Value Index ranged from $ million to $ billion, with a mean market capitalization of $[___] billion and a median market capitalization of $[___] billion.

Russell 2000® Index

This is the benchmark for the Small-Cap Equity Fund II. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2005, the market capitalization of companies in the Russell 2000® Index ranged from $[__] million to $[__] billion, with a mean market capitalization of $[___] million and a median market capitalization of $[___] million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

Russell 3000 Index

This is the benchmark for the Social Choice Equity Fund II. The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2005, the market capitalization of companies in the Russell 3000 Index ranged from $[___] million to $[______] billion, with a mean market capitalization of $[___] billion and a median market capitalization of $[___] million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

Lehman Brothers U.S. Aggregate Index

This is the benchmark for the Bond Fund II. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately [____] issues. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. To be selected for inclusion in the Lehman Brothers Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

Lehman Brothers U.S. Aggregate Bond Index

This is the benchmark for the Bond Plus Fund II. The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately [___] issues. The Lehman Brothers U.S. Aggregate Bond Index represents securities that are Securities and Exchange Commission-registered, taxable and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. To be selected for inclusion in the Lehman Brothers U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

Lehman Brothers U.S. Government/Credit (1-5 year) Index

This is the benchmark for the Short-Term Bond Fund II. The Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

Merrill Lynch BB/B Cash Pay Issuer Constrained Index

This is the benchmark for the High-Yield Bond Fund II. The Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of bond securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Moody’s and Standard and Poor’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is market weighted, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

Lehman Brothers 10-Year Municipal Bond Index

This is the benchmark for the Tax-Exempt Fund II. The Lehman Brothers 10-Year Municipal Bond Index is a weighted index that tracks the performance of long-term, tax-exempt bonds, meaning that the return of a larger security has a greater effect on the index’s return than that of a smaller one. Bonds in the index must have a minimum credit rating of Baa, an outstanding par value of at least $5 million, and be issued as part of a transaction of at least $50 million.

Dow Jones Wilshire Real Estate Securities Index

This is the benchmark for the Real Estate Securities Fund II. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The Dow Jones Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Dow Jones Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75% or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Dow Jones Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25% of their assets in direct mortgage investments. A Company in the Dow Jones Wilshire Real Estate Securities Index must have a capitalization of at least $200 million at the time of its inclusion. If a company's total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

Lehman Brothers U.S. Treasury Inflation-Protected Securities Index

This is the benchmark for the Inflation-Linked Bond Fund II. The Lehman Brothers U.S. Treasury Inflation-Protected Securities Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the CPI-U. To be selected for inclusion in the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

Additional Investment Strategies

Equity Funds

The Equity Funds may invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities.

Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Equity Funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund’s investment objective and restrictions.

The Real Estate Securities Fund II

The Real Estate Securities Fund II may utilize the investment strategies used by the Equity Funds that are described above in the section entitled “Additional Investment Strategies for the Equity Funds” as well as the investment strategies used by the Fixed-Income Funds that are described below in the section entitled “Additional Investment Strategies for the Fixed Income Funds.”

The Fixed-Income Funds

The Fixed-Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund’s investment objective and restrictions.

The Money Market Fund II

The Money Market Fund II seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. We cannot assure you that we will be able to maintain a stable net asset value of $1.00 per share for this Fund.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

Portfolio Turnover

A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fixed-Income Funds may increase portfolio turnover.

Share Classes

TIAA-CREF Institutional Mutual Funds offers the following share classes for investors (a Fund may not offer all classes of shares):

  Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through Teachers Insurance and Annuity Association of America (“TIAA”) or its affiliated companies, in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans. (TIAA, together with its affiliated companies, shall hereinafter be referred to as “TIAA- CREF.”) Retirement Class shares also may be offered through custody accounts established by individuals as IRAs through TIAA-CREF. Retirement Class shares generally have higher other expenses than Institutional Class shares to pay for heightened administrative expenses.

  Institutional Class shares are available for purchase only by certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other persons, such as tuition savings or prepaid plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares, or other affiliates of TIAA-CREF that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs.

  Retail Class shares are offered directly to the investing public and may also be purchased by affiliated investment companies as an underlying investment. Retail Class shares generally have higher other expenses than Institutional Class shares to pay for heightened administrative and distribution expenses. The Retail Class has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 through which it can reimburse the Fund’s distributor or other entities for their efforts to distribute or promote Retail Class shares.

Management of the Funds

The Funds’ Investment Adviser

Teachers Advisors manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Teachers Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. Teachers Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of the College Retirement Equities Fund (“CREF”). As of December 31, 2005, Teachers Advisors and Investment Management together had $[____] billion of registered investment company assets under management. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017.

Teachers Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Teachers Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

Under the terms of an Investment Management Agreement between TIAA-CREF Institutional Mutual Funds and Teachers Advisors, Teachers Advisors is entitled to an annual fee for the investment management services it provides to each of the Funds. The annual investment management fees with respect to each Fund are as follows:

International Equity Fund II
Real Estate Securities Fund II

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0--$1.0	0.50%

Over $1.0--$2.5	0.48%

Over $2.5--$4.0	0.46%

Over $4.0	0.44%

Large-Cap Growth Fund
Large-Cap Value Fund II

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0--$1.0	0.45%

Over $1.0--$2.5	0.43%

Over $2.5--$4.0	0.41%

Over $4.0	0.39%

Small-Cap Fund II

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0--$0.5	0.48%

Over $0.5--$0.75	0.46%

Over $0.75--$1.00	0.44%

Over $1.0	0.42%

High-Yield Bond Fund II

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0--$1.0	0.35%

Over $1.0--$2.5	0.34%

Over $4.0	0.32%

Bond Fund II
Bond Plus Fund II
Inflation-Linked Bond Fund II
Tax-Exempt Bond Fund II

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0--$1.0	0.30%

Over $1.0--$2.5	0.29%

Over $2.5--$4.0	0.28%

Over $4.0	0.27%

To understand the impact of these breakpoints, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

Portfolio Management Teams
Each Fund is managed by a team of portfolio managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund's investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

LARGE-CAP GROWTH FUND

		Portfolio Role/	Experience	Total Years’ Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Susan Cordes, CFA	Managing Director	Quantitative Stock	Teachers Advisors,	7.3	13.3	2.3
		Selection & Portfolio	Inc., TIAA and its
		Construction	affiliates – 1998 to
			Present

David C. Fording, CFA	Managing Director	Stock Selection	Teachers Advisors,	9.5	15.4	1.9
			Inc., TIAA and its
			affiliates – 1995 to
			Present

Gregory B. Lutrell, CFA	Managing Director	Stock Selection	Teachers Advisors,	14.0	19.6	1.9
			Inc., TIAA and its
			affiliates – 1999 to
			Present

Ruxiang (Michael) Qian	Director	Quantitative Stock	Teachers Advisors,	4.6	13.5	2.3
		Selection & Portfolio	Inc., TIAA and its
		Construction	affiliates – 2000 to
			Present

INTERNATIONAL EQUITY FUND II

		Portfolio Role/	Experience	Total Years’ Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Yumiko Miura	Managing Director	Stock Selection –	Teachers	9.1	19.7	2.6
		Asia/Pacific	Advisors, Inc.,
TIAA and its
affiliates – 1997
to Present

Jacob Pozharny	Managing Director	Quantitative Stock	Teachers	3.10	12.0	3.10
		Selection & Portfolio	Advisors, Inc.,
		Construction	TIAA and its
affiliates – 2001
to Present,
Nicholas-
Applegate
Capital
Management-
1999-2001

Steven Rossiello, CFA	Managing Director	Quantitative Stock	Teachers	8.10	19.6	5.6
		Selection & Portfolio	Advisors, Inc.,
		Construction	TIAA and its
affiliates-1996
to Present

Christopher F.	Managing Director	Stock Selection -	Teachers	11.6	17.6	5.6
Semenuk		Europe	Advisors, Inc.,
TIAA and its
affiliates-1993
to Present

LARGE-CAP VALUE FUND II

		Portfolio Role/	Experience	Total Years’ Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Richard Cutler	Managing Director	Stock Selection –	Teachers	8.0	13.7	2.3
		Lead Portfolio	Advisors, Inc.,
		Manager	TIAA and its
affiiates-1997 to
Present

Tom Kolefas, CFA	Managing Director	Stock Selection	Teachers	0.5	18.0	0.5
Advisors, Inc.,
TIAA and its
affiliates-2004 to
Present, Jennison
Associates-2000
to 2004, Loomis,
Sayles & Co.,
LP-1996 to 2000

Jingxi Liu	Managing Director	Quantitative Stock	Teachers	6.5	9.6	2.3
		Selection & Portfolio	Advisors, Inc.,
		Construction	TIAA and its
affiliates-1998 to
Present

Yining Xia, CFA	Director	Quantitative Stock	Teachers	4.8	14.6	2.3
		Selection & Portfolio	Advisors, Inc.,
		Construction	TIAA and its
affiliates-2000 to
Present, SSB Citi
Asset
Management
Citigroup-1999-
2000

MID-CAP GROWTH FUND

		Portfolio Role/	Experience	Total Years’ Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Susan Cordes, CFA	Managing Director	Quantitative Stock	Teachers	7.3	13.3	2.3
		Selection & Portfolio	Advisors, Inc.,
		Construction	TIAA and its
affiliates – 1998
to Present

David C. Fording,	Managing Director	Stock Selection –	Teachers	9.5	15.4	1.9
CFA		Lead Portfolio	Advisors, Inc.,
		Manager	TIAA and its
affiliates-1995
to Present

Gregory B. Lutrell,	Managing Director	Stock Selection	Teachers	14.0	19.6	1.9
CFA			Advisors, Inc.,
TIAA and its
affiliates-1999
to Present

Ruxiang (Michael)	Managing Director	Quantitative Stock	Teachers	4.6	13.5	2.3
Qian		Selection & Portfolio	Advisors, Inc.,
		Construction	TIAA and its
affiliates-2000
to Present

SMALL-CAP EQUITY FUND II

		Portfolio Role/	Experience	Total Years’ Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Daniel O. Glickman	Director	Quantitative Stock	Teachers Advisors,	3.0	7.10	2.3
		Selection & Portfolio	Inc., TIAA and its
		Construction	affiliates-2001 to
Present, State
Street Global
Advisors-1999 to
2001, Integrity
Capital
Management-1998-
1999

Victor Samoilovich	Director	Quantitative Stock	Teachers Advisors,	4.5	25.6	2.3
		Selection & Portfolio	Inc., TIAA and its
		Construction – Lead	affiliates-2000 to
		Portfolio Manager	Present, Morgan
Stanley Asset
Management-1997-
2000

SOCIAL CHOICE EQUITY FUND II

		Portfolio Role/	Experience	Total Years’ Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Anne Sapp, CFA	Director	Quantitative	Teachers	0.6	17.11	0.2
		Portfolio	Advisors, Inc.,
		Construction	TIAA and its
affiliates-2004 to
Present, Mellon
Transition
Management
Services-2001 to
2004, Mellon
Capital
Management
1996-2000

Phillip James (Jim)	Associate	Quantitative	Investment	0.5	14.0	0
Campagna, CFA		Portfolio	Management,
		Construction	TIAA and its
affiliates – 2005
to the present;
Portfolio
Manager,
International
Strategy Leader,
Mellon Capital
Management –
1997 to 2005

REAL ESTATE SECURITIES FUND II

		Portfolio Role/	Experience	Total Years’ Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Andrew J. Duffy, CFA	Director	Stock Selection –	Teachers	5.4	18.6	2.3
		REITs – Lead	Advisors, Inc.,
		Portfolio	TIAA and its
		Manager	affiliates-1999 to
Present, Eagle
Asset
Management-
1993-1999

Michael McLaughlin	Equity Trader	Trading - REITs	Teachers	5.9	10.10	0.10
Advisors, Inc.,
TIAA and its
affiliates –1999
to Present

BOND FUND II

		Portfolio Role/	Experience	Total Years’ Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

John M Cerra	Managing	Fixed Income	Teachers	19.9	19.9	1.4
	Director	Security	Advisors, Inc.,
		Selection – Lead	TIAA and its
		Portfolio	affiliates-1985 to
		Manager	Present

Richard W. Cheng	Director	Fixed Income	Teachers	7.6	13.8	3.1
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		Corporate Bonds	affiliates-1997 to
Present

John Espinosa	Associate	Fixed Income	Teachers	0.3	3.6	0.3
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		Analytics	affiliates-2004 to
Present

Stephen Liberatore, CFA	Director	Fixed Income	Teachers	0.6	10.7	0.6
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		Corporate Bonds	affiliates-2004 to
Present,
Nationwide
Mutual
Insurance
Company-2003-
2004, Protective
Life
Corporation-
1999-2002,
Markel
Corporation-
1996-1999

Steven Raab, CFA	Director	Fixed Income	Teachers	11.2	13.5	0.9
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		MBS, CMBS &	affiliates-1991 to
		ABS	Present

BOND PLUS FUND II

		Portfolio Role/	Experience	Total Years/Months Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

John M Cerra	Managing Director	Fixed Income	Teachers	19.11	19.11	1.6
		Security	Advisors, Inc.,
		Selection – Lead	TIAA and its
		Portfolio	affiliates-1985 to
		Manager	Present

Richard W. Cheng	Director	Fixed Income	Teachers	7.8	13.10	3.3
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		Corporate Bonds	affiliates-1997 to
Present

Stephen Liberatore, CFA	Director	Fixed Income	Teachers	0.8	10.9	0.8
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		Corporate Bonds	affiliates-2004 to
Present;
Nationwide
Mutual
Insurance
Company-2003-
2004; Protective
Life
Corporation-
1999-2002;
Markel
Corporation-
1996-1999

Steven Raab, CFA	Director	Fixed Income	Teachers	11.4	13.7	0.11
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		MBS, CMBS &	affiliates-1991 to
		ABS	Present

SHORT-TERM BOND FUND II

		Portfolio Role/	Experience	Total Years/Months Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

John M Cerra	Managing Director	Fixed Income	Teachers	19.11	19.11	1.6
		Security	Advisors, Inc.,
		Selection – Lead	TIAA and its
		Portfolio	affiliates-1985 to
		Manager	Present

Richard W. Cheng	Director	Fixed Income	Teachers	7.8	13.10	3.3
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		Corporate Bonds	affiliates-1997 to
Present

Stephen Liberatore, CFA	Director	Fixed Income	Teachers	0.8	10.9	0.8
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		Corporate Bonds	affiliates-2004 to
Present;
Nationwide
Mutual
Insurance
Company-2003-
2004; Protective
Life
Corporation-
1999-2002;
Markel
Corporation-
1996-1999

Steven Raab, CFA	Director	Fixed Income	Teachers	11.4	13.7	1.0
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		MBS, CMBS &	affiliates-1991 to
		ABS	Present

INFLATION-LINKED BOND FUND II

		Portfolio Role/	Experience	Total Years’ Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Michael Ferraro	Director	Fixed Income	Teachers	6.8	30.7	2.3
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		Trader/Research	affiliates-1998 to
Present

Joseph P. Rolston	Director	Fixed Income	Teachers	20.2	26.0	2.3
		Security	Advisors, Inc.,
		Selection –	TIAA and its
		Trader/Research	affiliates-1984 to
Present

Steven I. Traum	Managing	Fixed Income	Teachers	22.0	25.0	2.3
	Director	Security	Advisors, Inc.,
		Selection – Lead	TIAA and its
	Portfolio	affiliates-1983 to
	Manager (No	Present
Limitations)

MANAGED ALLOCATION FUND II

		Portfolio Role/	Experience	Total Years/Months Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Scott Budde, CFA	Managing	Asset Allocation	Teachers	10.5	21.7	1.6
	Director		Advisors, Inc.,
TIAA and its
affiliates – 1994
to Present

Stephen MacDonald	Director	Asset Allocation	Teachers	7.1	7.1	< 1
Advisors, Inc.,
TIAA and its
affiliates – 1998
to Present

MONEY MARKET FUND II

		Portfolio Role/	Experience	Total Years’ Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Michael Ferraro	Director	Fixed Income	Teachers	6.8	30.7	5.6
		Security Selection	Advisors, Inc.,
		– Trader/Research	TIAA and its
affiliates-1998
to Present

Joseph P. Rolston	Director	Fixed Income	Teachers	20.2	26.0	5.6
		Security Selection	Advisors, Inc.,
		– Trader/Research	TIAA and its
affiliates-1984
to Present

Steven I. Traum	Managing	Fixed Income	Teachers	22.0	25.0	5.6
	Director	Security Selection	Advisors, Inc.,
		– Lead Portfolio	TIAA and its
		Manager	affiliates-1983
to Present

HIGH-YIELD BOND FUND II

		Portfolio Role/	Experience	Total Years/Months Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Michael Ainge, CFA	Director	Fixed Income	Teachers	6.9	12.9	4.6
		Security Selection	Advisors, Inc.,
		– Research	TIAA and its
affiliates – 1998
to Present

Jean Lin, CFA	Director	Fixed Income	Teachers	10.8	10.8	3.11
		Security Selection	Advisors, Inc.,
		– Research	TIAA and its
affiliates – 1994
to Present

Kevin R. Lorenz, CFA	Managing	Fixed Income	Teachers	17.8	23.1	4.11
	Director	Security Selection	Advisors, Inc.,
		– Lead Portfolio	TIAA and its
		Manager	affiliates – 1987
to Present

John G. Morriss	Director	Fixed Income	Teachers	7.2	14.7	4.11
		Security Selection	Advisors, Inc.,
		– Research	TIAA and its
affiliates – 1998
to Present

Richard Tanner, CFA	Director	Fixed Income	Teachers	8.8	16.6	1.6
		Security Selection	Advisors, Inc.,
		– Research	TIAA and its
affiliates – 1996
to Present

TAX-EXEMPT BOND FUND II

		Portfolio Role/	Experience	Total Years/Months Experience
		Coverage/Expertise/	Over Past Five
Name	Title	Specialty	Years	At		On
				TIAA	Total	Team

Carmen M. Failla	Director	Fixed Income	Teachers	8.7	12.9	4.11
		Security Selection	Advisors, Inc.,
		– Research/Trading	TIAA and its
affiliates – 1996
to Present

Peter Scola	Managing	Fixed Income	Teachers	6.3	37.7	4.11
	Director	Security Selection	Advisors, Inc.,
		– Lead Portfolio	TIAA and its
		Manager	affiliates – 1998
to Present

The Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

Other Services

The Retirement Class of the Funds have a separate service agreement with Teachers Advisors (the “Retirement Class Service Agreement”) to pay for certain administrative costs associated with offering Retirement Class shares on retirement plan platforms. Teachers Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Service Agreement.

Distribution Arrangements

Teachers Personal Investors Services, Inc. (“TPIS”) distributes each Fund’s shares. Each Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

Under the plan, a Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses. This plan takes effect on February 1, 2006; however, TPIS has agreed not to seek reimbursement of any expenses under the plan until May 1, 2007. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because these fees are paid out of each Fund’s assets on an ongoing basis, once these fees begin to be charged, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Fund. TPIS may seek reimbursement under the distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Retirement or Institutional Class shares. Payments to intermediaries may include payments to certain third party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

Advisors, at its own expense, also pays Services a retirement services administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares.

Calculating Share Price

We determine the net asset value (“NAV”) per share, or share price, of a Fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). We will not price Fund shares on days that the NYSE is closed. We compute a Fund’s NAV by dividing the value of the Fund’s assets, less its liabilities, by the number of outstanding shares of that Fund.

If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

For Funds other than the Money Market Fund II, we usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we feel the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we feel the last market quotation is not readily available or we feel it does not represent the fair value of that security.

Money market instruments (other than those in the Money Market Fund II) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

To calculate the Money Market Fund II’s NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

Dividends and Distributions

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

Fund	Dividend Paid

Large-Cap Growth Fund	Annually
Managed Allocation Fund II	Quarterly
International Equity Fund II	Annually
Large-Cap Value Fund II	Annually
Bond Plus Fund II	Monthly
High-Yield Bond Fund II	Monthly
Small-Cap Equity Fund II	Annually
Tax-Exempt Fund II	Monthly
Short-Term Bond Fund II	Monthly
Social Choice Equity Fund II	Annually
Real Estate Securities Fund II	Quarterly
Bond Fund II	Monthly
Inflation-Linked Bond Fund II	Quarterly
Money Market Fund II	Monthly

Although we pay dividends monthly from the Money Market Fund II, these dividends are calculated and declared daily.

We intend to pay net capital gains from Funds that have them once a year.

Dividends and capital gain distributions paid to holders of Retirement Class shares of a Fund will automatically be reinvested in additional shares of the Fund. Holders of Institutional Class or Retail Class shares can elect from among the following distribution options:

1.	Reinvestment Option, Same Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. We automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. We automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. We send a check for your dividend and each capital gain distribution.

We make distributions for each Fund on a per share basis to the shareholders of record on the Fund’s distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below). Cash distribution checks will be mailed within seven days of the distribution date.

Taxes

As with any investment, you should consider how your investment in any Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15 percent to individual investors (or at 5 percent to individual investors who are in the 10-percent or 15-percent tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

Under recent legislation, a portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified income received by a Fund. Notwithstanding this, certain holding period requirements with respect to an individual’s shares in a Fund may apply to prevent the individual from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

Special considerations for Tax-Exempt Bond Fund II Shareholders. The Tax-Exempt Bond Fund II expects to distribute “exempt-interest dividends.” These dividends will be exempt income for regular federal income tax purposes. However, any distributions derived from the fund’s net long-term capital gains will ordinarily be taxable to shareholders as long-term capital gains. Any distributions derived from taxable interest income, net short-term capital gains, market discount and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.

If you borrow money to purchase or hold Tax-Exempt Bond Fund II shares, the interest on the money you borrow usually will not be deductible for federal income tax purposes.

Some of the exempt-interest dividends that the Tax-Exempt Bond Fund II pays come from its investments in private activity bonds. These dividends may be an item of tax preference in determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other elements of adjusted gross income in determining whether or not any Social Security or railroad retirement payments you may receive are subject to federal income taxes.

If you hold shares in the Tax-Exempt Bond Fund IIfor six months or less, and you sell or exchange them for a loss, you can’t claim the full amount of the loss for federal income tax purposes if you have received an exempt interest dividend from the fund. The dividend amount must be deducted from the loss you claim.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28% of all the taxable distributions and redemption proceeds paid from your account during 2006. We are also required to begin backup withholding if instructed by the IRS to do so.

“Buying a dividend.” If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify in your hands for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Special considerations for Inflation-Linked Bond Fund II shareholders. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund II may give rise to original issue discount, which will be included in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

Clients of TIAA-CREF Trust Company, FSB. If you purchased Fund shares through TIAA-CREF Trust Company, FSB, it is responsible for providing you with a statement showing taxable distributions paid to you from each Fund.

Taxes Related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with Retirement Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

Your Account: Buying, Selling or Exchanging Shares

Retirement Class Shares

How to Purchase Shares

Eligible Retirement Class Investors

Retirement Class shares of the Funds are offered through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through TIAA-CREF, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code. Retirement Class shares also may be offered through custody accounts established by individuals as IRAs pursuant to section 408 of the Code.

Starting Out

If you are a participant in a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

Purchase of Retirement Class Shares

You may direct the purchase of Retirement Class shares of the Funds by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Retirement Class shares (see “Allocating Retirement Contributions to a Fund” below). You may also direct the purchase of Retirement Class shares of the Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

There is currently no minimum investment requirement for Retirement Class shares. We also do not currently restrict the frequency of investments made in the Funds by participant accounts, although we reserve the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. We accept purchase payments only in U.S. dollars. Each investment in your participant account must be for a specified dollar amount. We do not accept purchase requests specifying a certain price, date, or number of shares.

We have the right to reject your custody application and to refuse to sell additional Retirement Class shares of any Fund to any investor for any reason. We treat all orders to purchase Retirement Class shares as being received when they are received in “good order” (see page __).

We may suspend or terminate the offering of Retirement Class shares of one or more Funds to your employer’s plan.

Allocating Retirement Contributions to a Fund

If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds you wish to invest in and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

  using the TIAA-CREF Web Center at www.tiaa-cref.org;
  calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;
  calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
  faxing us at: 800 914-8922; or
  writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.
Opening an IRA or Keogh Account

Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call our Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. We reserve the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of certain Funds.

Verifying Your Identity

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

How to Exchange Shares

General Information About Exchanges for Retirement Class Shares

Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of a Fund for Retirement Class shares of another Fund available under the plan. An “exchange” means:

  a sale of Retirement Class shares of one Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another Fund for your account;

  a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of a Fund for your participant, IRA or Annuity account;

  a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, a TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

  using the TIAA-CREF Web Center at www.tiaa-cref.org;
  calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;
  calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
  faxing us at: 800 914-8922; or
  writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

We may, in our sole discretion, reject any exchange request for any reason and modify, suspend, or terminate the exchange privilege at any time for any reason.

How to Redeem Shares

Retirement Class Investors

You may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan. A redemption can be part of an exchange. If it is, follow the procedures in the “How to Exchange Shares” Section above. Otherwise, to request a redemption, you can do one of the following:

  call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
  fax us at: 800 914-8922; or
  write to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

We accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

Pursuant to your instructions, we reinvest redemption proceeds in (1) Retirement Class shares of other Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that we receive your request in “good order” (see page __), and credit your participant or IRA account within seven days thereafter. If you request a redemption shortly after a recent purchase of Retirement Class shares by check, we may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, we will send the proceeds by check to the address, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct us by letter with a signature guarantee.

We also may postpone payment of redemption proceeds if (1) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Fund shareholders.

In-Kind Redemptions of Shares

The Fund, in its sole discretion, may pay “in kind” any redemption requests that exceed the lesser of $250,000 or 1% of the Fund’s total assets during any 90-day period. A payment “in kind” means a payment of a portion of the Fund’s portfolio securities instead of cash. In such an event, we will distribute these securities to you from your participant account. If you have an IRA custody account, we will leave these securities in your account.

Other Investor Information

Good Order. Purchase, redemption and exchange requests from participants and IRA account owners are not processed until they are received by us in good order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction.

Except as otherwise described below for the International Funds, if you place a purchase, redemption or exchange order for Retirement Class shares in connection with your participant or

IRA custody account anytime before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), the transaction will be executed using the NAV per share for that day.

TIAA-CREF Web Center and Telephonic Transactions. We are not liable for losses from unauthorized TIAA-CREF Web Center and telephonic transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We take the following precautions to ensure your instructions are genuine. We require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. We also tape records telephone instructions and provides written confirmations of such instructions. We accepts all telephone instructions that we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. We may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

Market Timing/Excessive Trading Policy—Retirement Class

There are shareholders who may try to profit from transferring money back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if you make more than three transfers with respect to any TIAA-CREF account or Retirement Class shares of any Fund in a calendar month (except the CREF Money Market Account), you will be advised that if this transfer frequently continues, we will suspend your ability to make transfers by telephone, fax or Internet for a six month period. We also reserve the right to reject any transfer request that we regard as disruptive to the Funds’ efficient portfolio management. A transfer request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

In addition, you may not make electronic transfers (i.e., by telephone, fax or Internet) involving the International Equity Fund II or the International Equity Index Fund (collectively, the “International Funds”) between 2:30 p.m. and 4:00 p.m. Eastern Time. All transfer requests made during this period will be rejected. Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time or the close of the NYSE, if earlier. We have the right to modify our market timing policy at any time without advance notice.

We also fair value price our international portfolio securities when necessary to assure that the Fund prices accurately reflect the value of the portfolio securities held by the Funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

The Funds seek to apply their market timing policies and procedures uniformly to all Retirement Class shareholders. No exceptions are made with respect to these policies and procedures. We make reasonable efforts to apply these policies and procedures to shareholders who own Retirement Class shares through omnibus accounts.

The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

Institutional Class Shares

How to Purchase Shares

Eligible Investors
Institutional class shares of TIAA-CREF Institutional Mutual Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries"), such as TIAA-CREF Trust Company, FSB (the "Trust Company"), or other persons, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Collectively with TIAA-CREF Intermediaries, these contractually eligible investors are referred to as "Eligible Investors" in the rest of this prospectus.

Purchase of Fund Shares
There is no minimum investment requirement for Eligible Investors. All purchases must be in U.S. dollars.

We consider all requests for purchases to be received when they are received in “good order” (see page __).

There may be circumstances when we will not permit Eligible Investors to invest in one or more of the Funds. We reserve the right to suspend or terminate the offering of shares by one or more Funds. We also reserve the right to reject any specific purchase request.

Purchases by Eligible Investors
Only Eligible Investors may invest in the Funds. All other prospective investors should contact their TIAA-CREF Intermediary for applicable purchase requirements.

To purchase shares, an Eligible Investor should instruct its bank to wire money to:

State Street Bank and Trust Company
ABA Number 011000028
DDA Number 9905-454-6.

Specify on the wire:

(1)	TIAA-CREF Institutional Mutual Funds;

(2)	account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

(3)	whether the investment is for a new or existing account (provide Fund account number if existing); and

(4)	the Fund or Funds in which you want to invest, and amount to be invested in each.

Investing through the Trust Company
Clients of the Trust Company may invest in TIAA-CREF Institutional Mutual Funds only through the Trust Company, which is an Eligible Investor and serves as the TIAA-CREF Intermediary for its clients. Contact the Trust Company regarding how investments in Fund shares are held for your benefit. In addition to the fees and expenses deducted by the Funds, you may be charged a fee by the Trust Company for the services it provides you.

Points to Remember for All Purchases
  Each investment by an Eligible Investor in TIAA-CREF Institutional Mutual Funds must be for a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; we will return these investments.

  If you invest in TIAA-CREF Institutional Mutual Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA- CREF may be charged a fee by their TIAA-CREF Intermediary (in addition to the fees and expenses deducted by the Funds).

  If we do not receive good funds through wire transfer, we will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds.

  Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

In-Kind Purchases of Shares
Advisors, at its sole discretion, may permit an Eligible Investor to purchase shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact their TIAA-CREF Intermediary.

How to Redeem Shares

Redemptions by Eligible Investors
Eligible Investors can redeem (sell) their Fund shares at any time. If your shares were purchased through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares purchased through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your TIAA-CREF Intermediary.

We will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

We accept redemption orders through a telephone request made by calling 800 897-9069.

Usually, we send redemption proceeds to the Eligible Investor on the second business day after we receive a redemption request, but not later than seven days afterwards, assuming the request is in good order (see page __). If a redemption is requested shortly after a recent purchase by check, the redemption proceeds may not be paid until payment for the purchase is collected. This can take up to ten days.

We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

We send redemption proceeds to the Eligible Investor at the address or bank account of record. If proceeds are to be sent elsewhere, we will require a letter of instruction from the Eligible Investor with a signature guarantee. We can send the redemption proceeds by check to the address of record or by wire transfer.

Redeeming Shares through the Trust Company
If you purchased shares through the Trust Company, it is responsible for making any redemption proceeds available to you. In addition, the Trust Company may impose its own restrictions on your ability to redeem shares. Please contact the Trust Company directly for more information.

In-Kind Redemptions of Shares
Large redemptions by any Eligible Investor that exceed the lesser of $250,000 or 1% of a Fund’s assets during any 90-day period may be considered detrimental to the Fund’s other shareholders.

Therefore, at its sole discretion, the Fund may require that you take a “distribution in-kind” upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner represent a portion of the Fund’s entire portfolio.

How to Exchange Shares

Exchanges by Eligible Investors
Eligible Investors can exchange Institutional Class shares in a Fund for Institutional Class shares of any other Fund at any time. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) If you hold shares through a TIAA-CREF Intermediary or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore is a taxable event.

We reserve the right, at our sole discretion, to reject any exchange request and to modify, suspend, or terminate the exchange privilege at any time for any shareholder or class of shareholders. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market timing activity.

Eligible Investors can make an exchange through a telephone request by calling 800 897-9069. Once made, an exchange request cannot be modified or canceled.

Making Exchanges through the Trust Company
If you purchased shares through the Trust Company, it is responsible for making any exchanges on your behalf. In addition, the Trust Company may impose its own restrictions on your ability to make exchanges. Please contact the Trust Company directly for more information.

Other Investor Information

Good Order. Requests for transactions by Eligible Investors will not be processed until they are received in good order. “Good order” means that an Eligible Investor’s transaction request includes its Fund account number, the amount of the transaction (in dollars or shares), signatures of all account owners exactly as registered on the account, and any other supporting legal documentation that may be required.

Share Price. If an Eligible Investor purchases or redeems shares anytime before the NYSE closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If an Eligible Investor makes a purchase or redemption request after the NYSE closes, the transaction price will be the NAV per share for the next business day. If you purchased shares through an Eligible Investor, the Eligible Investor (including the Trust Company) may require you to communicate to it any purchase, redemption, or exchange request before a specified deadline earlier than 4:00 p.m. in order to receive that day’s NAV per share as the transaction price.

Taxpayer Identification Number. Each Eligible Investor must provide its taxpayer identification number (which, for most individuals, is your social security number) to us and indicate whether or not it is subject to back-up withholding. If an Eligible Investor does not furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

Signature Guarantee. For some transaction requests by an Eligible Investor, we may require a letter of instruction from the Eligible Investor with a signature guarantee. This requirement is designed to protect you and the TIAA-CREF Institutional Mutual Funds from fraud, and to comply with rules on stock transfers.

Transferring Shares. An Eligible Investor may transfer ownership of its shares to another person or organization that also qualifies as an Eligible Investor or may change the name on its account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees.

Market Timing/Excessive Trading Policy—Institutional Class

There are shareholders who may try to profit from transferring money back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs.

Other than fair value pricing of our international portfolio securities, no specific market timing or excessive trading policies and procedures have been adopted by the Board of Trustees for Institutional Class shares held through the Trust Company, tuition plans administered by a TIAA-CREF Intermediary, or the TIAA-CREF Lifecycle Funds. It was determined that the nature of these investors makes it unlikely that they would or could market time Fund shares. Trust Company clients must input all trades in Fund shares through the Trust Company, which, as a policy, does not promote or provide market timing services and will not allow clients to utilize a market timing strategy or excessively trade in Fund shares. Additionally, tuition plan investors have limits on their ability to change investment options and may be subject to penalties for early or frequent redemptions. Furthermore, the TIAA-CREF Lifecycle Funds impose market timing restrictions on their shareholders, and Advisors, the investment adviser to the Lifecycle Funds, follows a systemic asset allocation model, with preset target allocations not designed to time the market.

As we make Institutional Class shares available to additional types of investors, we expect to impose market timing policies for the Institutional Class similar to the policies in place for either the Retirement Class or Retail Class shares, as applicable or necessary. Such policies may include restrictions on the number of exchanges that can be made with respect to Institutional Class shares during a specified time period.

As with all Funds, we reserve the right to reject any purchase or exchange request that we regard as disruptive to the Funds’ efficient portfolio management. A purchase or exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor. We also fair value price our international portfolio securities when necessary to assure that the Fund prices accurately reflect the value of the portfolio securities held by the Funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

Retail Class Shares

Types Of Accounts

Retail Class shares of the TIAA-CREF Institutional Mutual Funds are available for purchase in the following types of accounts:

  Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts (see page __ for more details).

  Trust accounts (other than foreign trust accounts).

  Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

  Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

  Coverdell Education Savings Accounts (“Coverdell” accounts, formerly
  Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

  Corporate and institutional accounts.

  Affiliated investment companies.

We will only accept accounts with a U.S. address of record; we will not accept accounts with a foreign address of record. Additionally, we will not accept a post office box as the address of record for accounts.

For more information about opening an IRA or corporate or institutional account, please call us at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

How To Open An Account And Make Subsequent Investments

To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org.

The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

Subsequent investments per Fund for all account types must be at least $50. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. We will not accept corporate checks for investment into non-corporate accounts.

We consider all requests for purchases, checks and other forms of payments to be received when they are received in “good order”. (See page __.) We will not accept third party checks. (We consider any check not made payable directly to TIAA-CREF Institutional Mutual Funds-Retail Class as a third party check). We cannot accept checks made out to you or other parties and signed over to us.

To Open An Account On-Line: Please visit our Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, custodian (UGMA or UTMA), Traditional IRA and Roth IRA account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

To Open An Account By Mail: Send your check, made payable to TIAA-CREF Institutional Mutual Funds-Retail Class, and application to:

First Class Mail:	The TIAA-CREF Institutional Mutual Funds-Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Institutional Mutual Funds-Retail Class
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184-3839

Once submitted, your transaction cannot be modified or canceled.

To Open An Account By Wire: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank ABA Number 011000028 DDA Number 99052771

Specify on the wire:

  The TIAA-CREF Institutional Mutual Funds-Retail Class

  Account registration (names of registered owners), address and social security number(s) or taxpayer identification number

  Indicate if this is for a new or existing account (provide Fund account number if existing)

  The Fund(s) in which you want to invest, and amount per Fund to be invested

You can purchase additional shares in any of the following ways:

By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, and the Fund(s) you want to invest in and the amount to be invested in each Fund(s).

By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize us to take regular, automatic withdrawals from your bank account.

To begin this service, send us a voided check or savings account investment slip. It will take us up to 10 days from the time we receive it to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $50 per Fund account.

You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

By Telephone: Call 800-223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the TIAA-CREF Institutional Mutual Funds over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check was provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call us at 800-223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800-223-1200, or you may download it from our website.

Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a

$100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

Before you can use TIAA-CREF’s Web Center, you must enter your social security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (you do not have to send us an application again).

Points To Remember For All Purchases
  Your investment must be for a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; we will return these investments.

  We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the Funds.

  Your ability to purchase shares may be restricted due to limitations on exchanges. See “Points to Remember When Exchanging” below.

  If you have a securities dealer (including a mutual fund “supermarket”), bank, or other financial institution handle your transactions, they may charge you a fee.
  Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.

  If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds. There is a $25 fee for all returned items, including checks and electronic funds transfers.

  Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until you provide us with the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

How To Redeem Shares

You can redeem (sell) your Retail Class shares at any time. Redemptions must be for at least $250 or the balance of your investment in a Fund, if less.

Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see page __). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold your redemption proceeds for up to 10 calendar days to allow the check or automatic investment to clear.

We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with a medallion signature guarantee for each account holder (see page ___). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below. We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You Can Redeem Shares In Any Of The Following Ways:

By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, medallion signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

By Telephone: Call 800-223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account. Telephone redemptions are not available for IRA accounts.

By Systematic Redemption Plan: You can elect this feature only from Funds with balances of at least $5,000. We will automatically redeem shares in a particular Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which Fund you want to redeem shares.

If you want to set up a systematic redemption plan, contact us and we will send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A medallion signature guarantee is required for this address change.

We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

Points To Remember When Redeeming:
  We cannot accept redemption requests specifying a certain price or date; these requests will be returned.

  If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a medallion signature guarantee of all owners exactly as registered on the account.

  For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.
How To Exchange Shares

Investors holding Retail Class shares of a Fund are accorded certain exchange privileges involving their Retail Class shares of a Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

  a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase Retail Class shares of another Fund;

  a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase shares of a mutual fund of TIAA-CREF Mutual Funds; and

  a sale (redemption) of shares of a mutual fund of TIAA-CREF Mutual Funds and the use of the proceeds to purchase of Retail Class shares of a Fund.

In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below. The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a Fund in which you already own shares must be at least $50. An exchange to a new Fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per Fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and social security number or taxpayer identification number.

You Can Make Exchanges In Any Of The Following Ways:

By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the Funds and accounts you want to exchange between.

By Telephone: Call 800-223-1200. Once made, your telephone request cannot be modified or canceled.

Over The Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. We automatically redeem Retail Class shares from a specified Fund and purchase Retail Class shares in another Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the Funds involved in the exchange. An exchange to a Fund in which you already own shares must be for at least $50, and an exchange to a new Fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per Fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

Points To Remember When Exchanging:
  Make sure you understand the investment objective of the Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

  To maintain low expense ratios and avoid disrupting the management of each Fund's portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period for any Fund or any TIAA-CREF Mutual Fund, except the International Equity Fund and the High- Yield Bond Fund of the TIAA-CREF Mutual Funds. For these Funds we reserve the right to suspend the exchange privilege if you make more than 6 exchanges in a 12-month period. We count each purchase or sale order as one exchange. For example, an exchange out of one Fund and purchase of another Fund would count as one exchange for each Fund.

  We reserve the right to reject any exchange request and to modify or terminate the exchange option at any time. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market timing activity.

  An exchange is considered a sale of securities, and therefore is taxable.
Other Investor Information

Good Order. Your initial application and later requests for transactions will not be processed until they are received in good order. Good order means that your application is properly completed or your transaction request includes your Fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

Share Price. If you buy shares from us directly, including through the Internet, the share price we use will be the NAV per share next calculated after the Fund or the Fund’s transfer agent, BFDS, receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund “supermarket”), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary receives a transaction request that is in good order. If this occurs before the NYSE closes (usually 4:00 p.m. Eastern Time), your price will be the NAV per share for that day. If it is after the NYSE closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day. If you are opening an account on-line and are transferring assets from another institution, your transaction will be processed at the NAV per share next calculated after BFDS receives your check or wire in good order.

Low Balance Fee. We are currently reassessing our policy concerning low balance accounts and are considering imposing a fee on smaller accounts. We will notify you in advance of any policy we intend to implement.

Minimum Account Size. Due to the relatively high cost of maintaining smaller accounts, we reserve the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

Taxpayer Identification Number. You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior underreporting. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

Changing Your Address. To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), we require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of the United States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

Transferring Shares. You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide medallion signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Transfer On Death. If you live in certain states, you can designate one or more persons (“beneficiaries”) to whom your TIAA-CREF Institutional Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime. Currently, all states except Louisiana, New York, North Carolina and the District of Columbia allow transfer on death.

Telephone and TIAA-CREF Web Center Transactions. The Funds are not liable for losses from unauthorized telephone and TIAA-CREF Web Center transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through TIAA-CREF’s Web Center are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you do not want to be able to effect transactions over the telephone, call us for instructions.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Advice About Your Account. Representatives of TPIS may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

Market Timing/Excessive Trading Policy—Retail Class

There are shareholders who may try to profit from transferring money back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, we reserve the right to suspend the exchange privilege for a calendar year if you make more than 12 exchanges within a 12-month period for any Fund or any TIAA-CREF Mutual Fund, except the International Equity Fund II and High-Yield Bond Fund II. For these Funds, we reserve the right to suspend the exchange privilege for a calendar year if you make more than 6 exchanges in a 12-month period. We also reserve the right to reject any purchase or exchange request that we regard as disruptive to the Funds’ efficient portfolio management. A purchase or exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor. We have the right to modify our market timing policy at any time without advance notice.

We also fair value price our international portfolio securities when necessary to assure that the Fund prices accurately reflect the value of the portfolio securities held by the Funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

The Fund seeks to apply market timing policies and procedures uniformly to all Retail Class shareholders. No exceptions are made with respect to these policies and procedures. We make reasonable efforts to apply these policies and procedures to shareholders who own Retail Class shares through omnibus accounts.

The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

Electronic Prospectuses

If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income Securities: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

Foreign Investments: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Investment-Grade: A fixed-income security is Investment-Grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

Financial Highlights

Because the Funds described in this prospectus are new, no financial highlights information is available for any of the Funds.

For more information about TIAA-CREF Institutional Mutual Funds

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated in this prospectus by reference.

Annual and Semi-Annual Reports. The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting Documents. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

	Retirement Class	Institutional Class	Retail Class

By telephone:	Call 877 518-9161	Call 877 518-9161	Call 800 223-1200

In writing:	TIAA-CREF Institutional	TIAA-CREF Institutional	TIAA-CREF Institutional
	Mutual Funds	Mutual Funds	Mutual Funds-Retail Class
	P.O. Box 1259	P.O. Box 4674	c/o Boston Financial
	Charlotte, NC 28201	New York, NY 10164	Data Services
P.O. Box 8009
Boston, MA 02266-8009

Over the	www.tiaa-cref.org	www.tiaa-cref.org/mfs	www.tiaa-cref.org
Internet:

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (1-202-942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

	Retirement Class	Institutional Class	Retail Class

By telephone:	Call 800 842-2776	Call 800 478-2966	Call 800 223-1200

In writing:	TIAA-CREF Institutional	TIAA-CREF Institutional	TIAA-CREF Institutional
	Mutual Funds	Mutual Funds	Mutual Funds-Retail Class
	P.O. Box 1259	P.O. Box 4674	c/o Boston Financial
	Charlotte, NC 28201	New York, NY 10164	Data Services
P.O. Box 8009
Boston, MA 02266-8009

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security numbers and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

STATEMENT OF ADDITIONAL INFORMATION

[                ], 2006

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Large-Cap Growth Fund	Bond Plus Fund II
International Equity Fund II	High Yield Bond Fund II
Large-Cap Value Fund II	Managed Allocation Fund II
Small-Cap Equity Fund II	Short-Term Bond Fund II
Real Estate Securities Fund II	Tax Exempt Bond Fund II
Social Choice Equity Fund II	Inflation-Linked Bond Fund II
Bond Fund II	Money Market Fund II

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in the above-listed series of TIAA-CREF Institutional Mutual Funds (the “Funds”). It is not a prospectus and should be read carefully in conjunction with the Funds’ Prospectus dated [ ], 2006 (the “Prospectus”), which may be obtained by writing us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164 or by calling 877 518-9161.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus. These are new Funds, therefore, there are no audited financial statements of the TIAA-CREF Institutional Mutual Funds available for them at this time. The first financial statement for these Funds will be for the period ending September 30, 2006 and once they are available they will be incorporated into this SAI by reference to the Funds’ Annual Report to shareholders. We will furnish you, without charge, a copy of the Annual Report on request.

The date of this SAI is [ 1], 2006.

Table of Contents

Investment Objectives, Policies, and Restrictions	3
Fundamental Policies	3
Investment Policies	4
Disclosure of Portfolio Holdings	27
Management of TIAA-CREF Institutional Mutual Funds	28
Trustees and Officers of the TIAA-CREF Institutional Mutual Funds	28
Equity Ownership of TIAA-CREF Institutional Mutual Funds Trustees	32
Trustee and Officer Compensation	32
Board Committees	33
Responsibilities of the Board	Error! Bookmark not defined.
Proxy Voting Policies	32
Principal Holders of Securities	36
Investment Advisory and Other Services	Error! Bookmark not defined.
Information about the Funds’ Portfolio Management Teams	37
About the TIAA-CREF Institutional Mutual Funds and the Shares	41
Class Structure	41
Indemnification of Shareholders	41
Indemnification of Trustees	44
Limitation of Fund Liability	44
Shareholder Meetings and Voting Rights	44
Additional Funds or Classes	44
Dividends and Distributions	45
Pricing of Shares	45
Investments for Which Market Quotations Are Readily Available	45
Foreign Investments	45
Debt Securities	45
Special Valuation Procedures for the Money Market Fund	46
Options and Futures	46
Investments for Which Market Quotations Are Not Readily Available	47
Tax Status	47
Brokerage Allocation	54
Directed Brokerage	55
Voting Rights	55
Legal Matters	55
Experts	55
Additional Information	Error! Bookmark not defined.
Appendix A	56

Investment Objectives, Policies, and Restrictions

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of each of the TIAA-CREF Institutional Mutual Funds’ fourteen separate investment portfolios or funds (the “Funds”) offered in this Prospectus. Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, each Fund’s investment objective, policies and principal investment strategies described in the Prospectus, as well as the investment restrictions contained in “Investment Policies and Risk Considerations” below, are not fundamental and therefore may be changed by the TIAA-CREF Institutional Mutual Funds’ board of trustees (the “Board of Trustees” or the “Board”) at any time. Each Fund, other than Managed Allocation Fund II, will be “diversified” within the meaning of the 1940 Act.

Unless stated otherwise, each of the following investment policies and risk considerations apply to each Fund.

Fundamental Policies

The following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as permitted by law.

2.	The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

Money will be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for a Fund.

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.	The Fund will not purchase real estate or mortgages directly.

5.	The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6.	The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following restriction is a fundamental policy of each Fund other than Managed Allocation Fund II:

8.	The Fund will not, with respect to at least 75%of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of each Fund other than Managed Allocation Fund II, Money Market Fund II, and Real Estate Securities Fund II:

9.	The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S.

Government or any of its agencies or instrumentalities).

The Real Estate Securities Fund II has a policy of investing more than 25% of its total assets in securities of issuers in the real estate industry.

The following restrictions are fundamental policies of the Managed Allocation Fund II:

10.	The Fund will not invest in securities other than securities of other registered investment or registered unit investment trusts that are part of the TIAA-CREF Institutional Mutual Funds, government securities or short-term securities.

11.	The Fund will not concentrate in the mutual fund industry. Accordingly, it may invest up to 100%of its assets in securities issued by mutual funds and other investment companies.

The following restriction is a fundamental policy of the Tax-Exempt Bond Fund II:

12.	The Fund may invest more than 25% of its assets in tax-exempt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets.

13.	Under normal market conditions, the Fund will invest at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

Investment Policies and Risk Considerations

The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed without the approval of the shareholders in the affected Fund.

Non-Equity Investments of the Equity Funds. The equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. These investments will be similar to those in the first segment of the Bond Plus Fund II. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Money Market Fund II invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund II holds, but they have longer maturities than the instruments allowed in the Money Market Fund II, or else do not meet the requirements for “First Tier Securities” (see Prospectus).

When market conditions warrant, the equity Funds can invest directly in debt securities similar to those in the Bond Fund II and the first segment of Bond Plus Fund II may invest in (see Prospectus). The equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

Equity-Type Investments of the Fixed Income Funds. The fixed income Funds can invest in debentures with detachable warrants and common stock received upon exercise of such warrants, upon conversion of convertible debentures, or otherwise exchange for securities already held by a Fund.

Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

Liquidity Facility. A number of the series of TIAA-CREF Institutional Mutual Funds participate in an $2.25 billion unsecured revolving credit facility, to be used for temporary or emergency purposes including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund (“CREF”), TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

Federally Taxable Securities. Under normal conditions, the Tax-Exempt Bond Fund II intends to invest only in federally tax-exempt securities. However, we may invest on a temporary basis in securities that are federally taxable. In that case, the investments would be limited to securities that we determine to be high quality, such as those issued or guaranteed by the U.S. Government.

Illiquid Investments. The Board has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A Fund will not purchase or otherwise acquire any investment if, as a result, more than 15% (10% in the case of the Money Market Fund II) of its net assets (taken at current value) would be invested in illiquid investments.

Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, we may encounter difficulties in disposing of lower-quality securities. At our option, we may pursue litigation or other remedies in order to protect a Fund’s interests.

Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in thee event of bankruptcy. From time to time, these uncertainties my affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund II.

Preferred Stock. The Funds can invest in preferred stock consistent with their investment objectives.

Options and Futures. Each of the Funds may engage in options and futures strategies to the extent permitted by the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”). We do not intend for any Fund to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes.

Option-related activities could include: (1) selling of covered call option contracts and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor’s 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a Fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

To the extent permitted by applicable regulatory authorities, each Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract — assuming a “long” position — a Fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of each Fund with regard to market risk (involving the market’s assessment of overall economic prospects), as distinguished from company risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a custodial account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Each Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each Fund’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

Each Fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Investment Companies. Each Fund, other than Managed Allocation Fund II, can invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund, other than Managed Allocation Fund II, can hold more than 3% of the total outstanding voting stock of any single investment company. Managed Allocation Fund II, however, can invest all of its assets in the securities of other TIAA-CREF Mutual Funds or other affiliated funds.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. Each Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of ownership of the securities — accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See below, “Segregated Accounts.”

Debt Instruments Generally

A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. Nationally recognized statistical ratings organizations’ (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund II, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. In the event that the rating of a security held by Money Market Fund II falls below the minimum acceptable rating or the issuer of the security defaults, Money Market Fund II will dispose of the security as soon as practicable, unless the Board of Trustees determines that disposal of the security would not be in the best interests of Money Market Fund II. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s (“S&P”) are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while those obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities.
These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA and FNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

Custody Receipts. Each of the Funds may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities laws purposes, custody receipts are not considered U.S. Government securities.

Risks of Lower-Rated, Lower Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Fund’s net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock.

Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Any debt instrument, no matter its initial rating or if it is unrated, may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly-leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Fund.

A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the Funds anticipate that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds, other than Money Market Fund II, may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues.

Although most of the Funds can invest in lower-rated securities, High Yield Bond Fund II can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 10% of High Yield Bond Fund II’s assets may be invested in debt instruments that ratted Caa1 or lower.

Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly-traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely-traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Floating and Variable Rate Instruments. The Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate maybe determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rates, changes and to have higher yields when interest rates increase. However, during the rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changed in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions and maturity

Structured or Indexed Securities. Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable- rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (“GNMA”), by government related organizations, such as the Federal National Mortgage Association {“FNMA”} and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related security.

Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Mortgage-related securities may be classified as private, government or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FMNA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instrument, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. Advisors assesses new types of mortgage-related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirement under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Government Stripped Mortgage-Related Securities. Some of the Funds may invest in government stripped mortgage-related securities. These securities represent beneficial ownership interests in either period principal distributions (“principal-only”) or interest distributions (“interest-only”) on mortgage-backed certificates issued by the GNMA, FHLMAC or FNMA. The certificates underlying the government stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage-related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interests rates in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distribution of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Fund not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage-related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a Fund will be able to purchase or sell a government stripped mortgage-related security at any time in the future. The Funds only purchase such securities of a secondary market exists for the securities at the time of purchase.

Adjustable Rate Mortgage-Related Securities. Some of the Funds may invest in adjustable rate mortgage-related securities. Adjustable rate mortgage-related securities (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permit a Fund to participate in increases in prevailing current interest rates through period adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during period of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized Mortgage Obligation. Some of the Funds may invest in collateralized mortgage obligations (“CMOs”). CMOs are obligations fully collateralized by a portfolio or mortgages or mortgage-backed securities . Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Fund invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

Asset-Backed and Receivable-Backed Securities. Some of the Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed an receivable-backed securities have been offered to investors including those backed by home equity loans, manufacturing loans, credit card receivables and Certificates for Automobile Receivables (“CARs”). Consistent with each of these Funds’ investment objective and policies, these Funds may also invest in other types of asset-backed and receivable-backed securities

Mortgage Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as a financing transaction.

Lending of Securities. Subject to fundamental investment policy 6 on page B-2 (relating to loans of portfolio securities), each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (“NASD”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Repurchase Agreements. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary government securities dealers or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions. Each Fund may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. No Fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

Segregated Accounts. In connection with when-issued securities, firm commitments and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other securities as may be permitted by law.

Currency Transactions. The value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the

U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

Real Estate Securities. As described more fully in the Prospectus, the Real Estate Securities Fund II will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Real Estate Securities Fund II generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund II in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in “Investment Policies” in this SAI.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

Foreign Investments. As described more fully in the Prospectus, certain Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

Investment in Europe. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the U.S. or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the “new” Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable. [TO BE UPDATED BY AMENDMENT]

The European Union. The European Union (“EU”) consists of Austria, Belgium, Cyprus, The Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden, and the United Kingdom (the “EU Nations”). The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the twelve-country European Monetary Union, a subset of the European Union countries, with its own central bank (the European Central Bank), its own currency (the Euro) and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

Investment in the Pacific Basin. The economies of the Pacific Basin vary widely in their stages of economic development. Some countries, such as Japan, Australia, Singapore, and Hong Kong, are considered advanced by Western standards. Others, such as Thailand, Indonesia, and Malaysia, are considered “emerging” — rapidly shifting from natural resource- and agriculture-based systems to more technologically-advanced systems oriented toward manufacturing and services. The major reform of China’s economy and political system continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but economic turmoil among the emerging economies and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

Investment in Canada. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the U.S. The U.S., Canada, and Mexico have entered into the North American Free Trade Agreement (“NAFTA”), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. The trade adjustment process can be highly complex and controversial and could result in significant risks to all parties.

Investment in Latin America. Latin America (including Mexico and Central America) has a population of over 500 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through NAFTA between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and in some instances issues with regard to the repayment of sovereign debt and currency stability, however, remain important concerns in the region, exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile.

Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation in some countries. These efforts may result in attractive investment opportunities. However, history shows that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

Other Regions. There are developments in other regions and countries around the world that could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

Depository Receipts. The Equity Funds can invest in American, European and Global Depository Receipts (“ADRs,” “EDRs” and “GDRs”). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD’s national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Restricted Securities and Illiquid Investments

Advisors is responsible for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making a difficult to value them or dispose of them promptly at an acceptable price. The Money Market Fund II will not purchase or otherwise acquire any investment, if as a result, more than 10% of its net assets (taken at current value) would be invested in illiquid investments. The other Funds will each not purchase or otherwise acquire any investment, if as a result, more than 15% of their net assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered until Securities Act of 1933 (the “1933 Act”) or is exempt from registration under the 1933 Act.

The Funds may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Funds’ Board of Trustees, or by Advisors under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund’s holdings of those securities may become illiquid. Purchases by these Funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted for sale in the United States.

Municipal Securities

The Tax-Exempt Bond Fund II invests in “municipal securities.” The term “municipal securities” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to the federal alternative minimum tax. Interest from private activity bonds will be considered tax-exempt for purposes of the Tax-Exempt Bond Fund II’s policy of investing so that at least 80 percent of its income distributions is exempt from federal income tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither the TIAA-CREF Institutional Mutual Funds nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither TIAA-CREF Institutional Mutual Funds nor Advisors can predict with certainty the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments for investment by a Fund. In addition, neither TIAA-CREF Institutional Mutual Funds nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund II so as to affect the Fund’s shareholders adversely, TIAA-CREF Institutional Mutual Funds will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, TIAA-CREF Institutional Mutual Funds would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

Municipal Insurance. The Tax-Exempt Bond Fund II may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

Municipal Leases. Municipal leases are municipal securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality’s agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board of Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.

Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by Advisors to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if Advisors determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal leases can be both rated and unrated. Rated leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund II will invest no more than 15 percent of its assets in such leases. In addition, a Fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the relevant Fund’s portfolio.

Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. The Tax-Exempt Bond Fund II will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the fund’s participation interest in the municipal obligation, plus accrued interest. The Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund II will invest no more than 5 percent of the value of its assets in participation interests.

Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality, redemption provisions and maturity.

Municipal Custody Receipts. The Tax-Exempt Bond Fund II also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Other Investment Techniques and Opportunities. Each Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Fund’s portfolio.

Industry Concentrations. None of the Funds, with the exception of Managed Allocation Fund II and Real Estate Securities Fund II, will concentrate more than 25% of its total assets in any one industry. However, none of the funds in which Managed Allocation Fund II can invest will concentrate more than 25% of its total assets in any one industry.

Portfolio Turnover. The transactions engaged in by the Funds are reflected in the Funds’ portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds’ portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds’ shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

[TO BE UPDATED IN AMENDMENT TO INCLUDE FUNDS WITH HIGH OR VARIED PORTFOLIO TURNOVER]

Disclosure of Portfolio Holdings

     The Board has adopted policies and procedures governing the disclosure by the Funds and Advisors of Fund portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all Fund shareholders. As a threshold matter, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund will disclose its portfolio holdings to all third parties who request it after that period. In addition, the Funds and Advisors may disclose the ten largest holdings of any Fund to third parties ten days after the end of the calendar month.

     The Funds and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

Fund holdings in any particular security can be made available to stock exchanges or regulators, and Fund holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

Fund portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information.

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holding information to that third party is:

approved by an individual holding the title of Executive Vice President or above;

approved by an individual holding the title of Chief Counsel or above; and

subject to a written confidentiality agreement that includes provisions that restrict trading on the information.

     On an annual basis, the Boards of the Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval.

     Currently, the Funds have ongoing arrangements to disclose, in accordance with all of the provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.; The Thomson Corporation; and Bloomberg L.P. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

     In addition, occasionally the Funds and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Funds’ portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements.

     The Funds send summaries of their portfolio holdings to shareholders semi-annually as part of the Funds’ annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov. approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164.

Management of TIAA-CREF Institutional Mutual Funds

Trustees and Officers of the TIAA-CREF Institutional Mutual Funds

The following table includes certain information about the TIAA-CREF Institutional Mutual Funds’ trustees and officers, including positions held with the Funds, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds’ disinterested trustees and the second table includes information about the Funds’ interested trustees and officers.

Disinterested Trustees—TO BE UPDATED BY AMENDMENT

Number of
Portfolios in
Fund
	Position(s)	Term of Office		Complex	Other
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past 5 Years	Trustee	by Trustees

Willard T. Carleton	Trustee	Indefinite term.	Professor of Finance	60	None
4911 E. Parade Ground Loop		Trustee since 2003.	Emeritus, University of
Tucson, AZ 85712-6623			Arizona, College of
Age: 71			Business and Public
Administration (since
2001). Formerly, Donald
R. Diamond Professor of
Finance, University of
Arizona (1999-2001), and
Karl L. Eller Professor of
Finance, University of
Arizona (1984-1999).
Trustee of TIAA (1984-
2003).

Eugene Flood, Jr.	Trustee	Indefinite term.	President, Chief Executive	60	None
Smith Breeden Associates, Inc.		Trustee since 2005.	Officer (since 2000) and a
Chapel Hill, NC 27517			Director (since 1994) of
Age: 49			Smith Breeden Associates,
Inc. (investment advisor).

Howell E. Jackson	Trustee	Indefinite term.	James S. Reid, Jr.	60	None
Harvard Law School		Trustee since 2005.	Professor of Law (since
Griswold 5 South			2004) and Vice Dean for
1525 Massachusetts Avenue			Budget (since 2003) and
Cambridge, MA 02138			on the faculty (since 1989)
Age: 51			of Harvard Law School.

Nancy L. Jacob	Chairman	Indefinite term.	President and Managing	60	Director and
Windermere Investment	of the	Trustee since 1999.	Principal, Windermere		Chairman of the
Associates	Board,		Investment Associates		Investment
121 S.W. Morrison Street	Trustee		(since 1997). Formerly,		Committee of the
Suite 925			Chairman and Chief		Okabena Company
Portland, OR 97204			Executive Officer, CTC		(financial services).
Age: 62			Consulting, Inc. (1994-
1997) and Executive Vice
President, U.S.
Institutional Funds of the
Pacific Northwest (1993-
1998).

Number of
Portfolios in
Fund
	Position(s)	Term of Office		Complex	Other
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past 5 Years	Trustee	by Trustees

Bevis Longstreth	Trustee	Indefinite term.	Retired Partner,	60	Member of the
Debevoise & Plimpton		Trustee since 1999.	Debevoise & Plimpton.		Board of Directors
919 Third Avenue			Formerly, Partner (1970-		of AMVESCAP,
New York, NY 10022-6225			1981, 1984-1997) and Of		PLC and Grantham,
Age: 71			Counsel (1998-2001) of		Mayo & Von
			Debevoise & Plimpton,		Otterloo & Co.,
			Adjunct Professor at		LLC (GMO)
			Columbia University		(investment
			School of Law (1994-		management) and a
			1999) and Commissioner		member of the
			of the U.S. Securities and		Standing Advisory
			Exchange Commission		Group of the Public
			(1981-1984)		Company
Accounting
Oversight Board
(PCAOB) and the
Finance Committee
of the Rockefeller
Family Fund.
Bridget A. Macaskill	Trustee	Indefinite term.	Independent Consultant	60	Director, J
160 East 81st Street		Trustee since 2003.	for Merrill Lynch (since		Sainsbury plc (food
New York, NY 10028			2003). Formerly,		retailer), Prudential
Age: 56			Chairman, Oppenheimer		plc, and
			Funds, Inc. (2000-2001).		International
			Chief Executive Officer		Advisory Board,
			(1995-2001); President		British-American
			(1991-2000); and Chief		Business Council.
Operating Officer (1989-
1995) of that firm.

Maceo K. Sloan	Trustee	Indefinite term.	Chairman, President and	60	Director, SCANA
NCM Capital Management		Trustee since 1999.	Chief Executive Officer,		Corporation (energy
Group, Inc.			Sloan Financial Group,		holding company)
2634 Durham-Chapel Hill			Inc. (since 1991);		and M&F Bancorp,
Boulevard			Chairman, CEO and CIO,		Inc.
Suite 206			NCM Capital
Durham, NC 27707			Management Group, Inc.
Age: 55			(since 1991); and
Chairman and CEO, NCM
Capital Advisers Inc.
(since 2003).

Ahmed H. Zewail	Trustee	Indefinite term.	Linus Pauling Chair	60	None
California Institute Of Technology		Trustee since 2004.	Professor of
Arthur Amos Noyes Laboratory of			Chemistry and
Chemical Physics			Professor of Physics,
Mail Code 127-72			Caltech (since 1996);
1200 East California Boulevard			and Director, NSF
Pasadena, CA 91125			Laboratory for
Age: 59			Molecular Sciences
(LMS), Caltech
(since 1995).

Officers—TO BE UPDATED

	Position(s)	Term of Office and
	Held with	Length of Time Served	Principal Occupation(s)
Name, Address and Age	Fund		During Past 5 Years

Herbert M. Allison, Jr.	President and	Indefinite term.	Chairman, President and Chief Executive Officer of TIAA
TIAA-CREF	Chief	President and Chief	since 2002, President and Chief Executive Officer of CREF,
730 Third Avenue	Executive	Executive Officer since	TIAA-CREF Mutual Funds, TIAA-CREF Institutional
New York, NY 10017-3206	Officer	2002	Mutual Funds, TIAA-CREF Life Funds and TIAA Separate
Age: 61			Account VA-1 (these funds are collectively referred to as
the “TIAA-CREF Funds”) since 2002. Formerly, President
and Chief Executive Officer of Alliance for LifeLong
Learning, Inc., 2000 –2002. President, Chief Operating
Officer and Member of the Board of Directors of Merrill
Lynch & Co., Inc., 1997-1999. Member of the Board of
Directors, New York Stock Exchange.

Gary Chinery	Vice President	Indefinite term.	Vice President and Treasurer of TIAA and the TIAA-CREF
TIAA-CREF	and Treasurer	Vice President and	Funds since 2004. Vice President and Treasurer of
730 Third Avenue		Treasurer since 2004.	Advisors, TIAA-CREF Investment Management, LLC
New York, NY 10017-3206			(“Investment Management”), TIAA-CREF Individual and
Age: 55			Institutional Services, LLC (“Services”), Teachers Personal
Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition
Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life
Insurance Company (TIAA-CREF Life”).

Scott C. Evans	Executive Vice	Indefinite term.	Executive Vice President since 1999 and Chief Investment
TIAA-CREF	President and	Executive Vice	Officer since 2004 of TIAA and the TIAA-CREF Funds
730 Third Avenue	Chief	President since 1999.	since 2003. President and Chief Executive Officer of
New York, NY 10017-3206	Investment	Chief Investment	Investment Management and Advisors and Director of
Age: 45	Officer	Officer since 2004.	Advisors and TIAA-CREF Life. Formerly, Executive Vice
President, CREF Investments.

I. Steven Goldstein	Executive Vice	Indefinite term.	Executive Vice President, Public Affairs, of TIAA and the
TIAA-CREF	President	Executive Vice	TIAA-CREF Funds since 2003. Formerly, Advisor for
730 Third Avenue		President since 2003.	McKinsey & Company, 2003; Vice President, Corporate
New York, NY 10017-3206			Communications for Dow Jones & Co. and The Wall Street
Age: 52			Journal, 2001 – 2002; and Senior Vice President and Chief
Communications Officer for Insurance Information
Institute, 1993 – 2001.

E. Laverne Jones	Vice President	Indefinite term.	Vice President and Corporate Secretary of TIAA and the
TIAA-CREF	and Corporate	Vice President and	TIAA-CREF Funds since 1999.
730 Third Avenue	Secretary	Corporate Secretary
New York, NY 10017-3206		since 1999.
Age: 55

Susan S. Kozik	Executive Vice	Indefinite term.	Executive Vice President and Chief Technology Officer of
TIAA-CREF	President	Executive Vice	TIAA and the TIAA-CREF Funds since 2003. Formerly,
730 Third Avenue		President since 2003.	Vice President of IT Operations and Services, Lucent
New York, NY 10017-3206			Technologies, 2000-2003; and Senior Vice President and
Age: 47			Chief Technology Officer, Penn Mutual Life Insurance
Company, 1997-2000.
George W. Madison
TIAA-CREF	Executive Vice	Indefinite term.	Executive Vice President and General Counsel of TIAA and
730 Third Avenue	President	Executive Vice	the TIAA-CREF Funds since 2003. Formerly, Executive
New York, NY 10017-3206		President since 2003.	Vice President, Corporate Secretary, and General Counsel
Age: 51			of Comerica Incorporated, 1997-2003.

Erwin W. Martens	Executive Vice	Indefinite term.	Executive Vice President, Risk Management, of TIAA and
TIAA-CREF	President	Executive Vice	the TIAA-CREF Funds since 2003. Director of Advisors,
730 Third Avenue		President since 2003.	Services, TPIS, Tuition Financing and TIAA-CREF Life
New York, NY 10017-3206			and Manager of Investment Management. Formerly,
Age: 48			Managing Director and Chief Risk Officer, Putnam
Investments, 1999-2003; and Head and Deputy Head of
Global Market Risk Management, 1997-1999.

	Position(s)	Term of Office and
	Held with	Length of Time Served	Principal Occupation(s)
Name, Address and Age	Fund		During Past 5 Years

Frances Nolan	Executive Vice	Indefinite term.	Executive Vice President, Client Services, of TIAA and the
TIAA-CREF	President	Executive Vice	TIAA-CREF Funds since 2000. President, Chief Executive
730 Third Avenue		President since 2000.	Officer and Manager of Services. Director of TPIS, Tuition
New York, NY 10017-3206			Financing and TIAA-CREF Life. Formerly, Executive Vice
Age: 47			President, Retirement Services, CREF and TIAA, 2000-
2003; Vice President, Eastern Division, 1994-2000.

Russell Noles	Vice President	Indefinite term. Acting	Vice President and Acting Chief Financial Officer of TIAA
TIAA-CREF	and Acting	Chief Financial Officer	and the TIAA-CREF Funds since 2005. Director of
730 Third Avenue	Chief Financial	since 2005.	Advisors, TPIS, and Tuition Financing. Manager of
New York, NY 10017-3206	Officer		Investment Management and Services since 2005. Formerly
Age : 46			Vice President, Internal Audit of TIAA, the TIAA-CREF
Funds, Advisors and Investment Management, 2004-2005;
Vice President of Internal Audit of the St. Paul Travelers
Companies, 2001-2004, Quest Communications, 2000-
2001, and of US WEST, Inc. , 1998-2000.

Dermot J. O’Brien	Executive Vice	Indefinite term.	Executive Vice President, Human Resources, of TIAA and
TIAA-CREF	President	Executive Vice	the TIAA-CREF Funds since 2003. Director, TIAA-CREF
730 Third Avenue		President since 2003.	Life. Formerly, First Vice President and Head of Human
New York, NY 10017-3206			Resources, International Private Client Division, Merrill
Age: 38			Lynch & Co., 1999-Feb. 2003; and Vice President and Head
of Human Resources—Japan Morgan Stanley, 1998-1999.

Bertram L. Scott	Executive Vice	Indefinite term.	Executive Vice President, Product Management, of TIAA
TIAA-CREF	President	Executive Vice	and the TIAA-CREF Funds since 2000. Chairman of the
730 Third Avenue		President since 2000.	Board, President and Chief Executive Officer of TIAA-
New York, NY 10017-3206			CREF Life. Director of TPIS; Manager of Services;
Age: 53			President and Director of Tuition Financing. Formerly,
President and Chief Executive Officer, Horizon Mercy,
1996-2000.

Equity Ownership of TIAA-CREF Institutional Mutual Funds Trustees

The following chart includes information relating to equity securities beneficially owned by the TIAA-CREF Institutional Mutual Funds’ trustees in the TIAA-CREF Institutional Mutual Funds and in the same “family of investment companies” as the TIAA-CREF Institutional Mutual Funds, as of December 31, 2005. The TIAA-CREF Institutional Mutual Funds’ family of investment companies includes TIAA-CREF Institutional Mutual Funds, (including the TIAA-CREF Lifecycle Funds), CREF, TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

Disinterested Trustees

Aggregate Dollar Range of Equity Securities
in All Registered Investment Companies
	Dollar Range of Equity	Overseen by Trustee in Family of Investment
Name of Trustee	Securities in Fund	Companies

Willard T. Carleton

Eugene Flood, Jr.
Howell E. Jackson
Nancy L. Jacob

Bevis Longstreth

Bridget Macaskill

Maceo K. Sloan

Ahmed H. Zewail

Trustee and Officer Compensation

The following table shows the compensation received from the Funds and the TIAA-CREF fund complex by each non-officer trustee for the fiscal year ending September 30, 2005. The Funds’ officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds) and TIAA-CREF Mutual Funds, each a registered investment company.

(3)
	(2)	Pension or
	Aggregate	Retirement	(4)
	Compensation	Benefits Accrued	Total
	From TIAA-CREF	As	Compensation
(1)	Institutional	Part of Fund	From
Name of Person	Mutual Funds	Expenses	Fund Complex

Willard T. Carleton	$	$	$
Martin J. Gruber	$	$	$
Eugene Flood, Jr.***	$
Howell E. Jackson***
Nancy L. Jacob	$	$	$
Bevis Longstreth*	$	$	$
Bridget A. Macaskill	$	$	$
Maceo K. Sloan	$	$	$
Ahmed H. Zewail	$	$	$

* This compensation, or a portion of it, was not actually paid based on prior election of Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees. Excluding this year's deferrals, a total of $[______], including interest, earned across the fund complex has been deferred for prior years' service, including interest through September 30, 2005, for all current Trustees who had elected to defer their compensation.

** Prof. Gruber is a former trustee.

***Dr. Flood and Prof. Jackson were elected trustees on August 31, 2005.

The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional CREF and TIAA annuity accounts chosen by the trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee, after the trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

The Board recently approved an increase in trustee compensation, effective July 1, 2005, at the following rates: an annual retainer of $45,000; a Board and committee meeting fee of $1,800; an annual long-term compensation contribution of $75,000; a committee chair fee of $10,000; a Board chair fee of $15,000; and an Audit Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the needs to attract and retain well-qualified Board members.

Board Committees

The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the TIAA-CREF Institutional Mutual Funds' operations:

(1)  An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which audits and examines the records and affairs of the TIAA-CREF Institutional Mutual Funds as it deems necessary, using independent auditors or others. The Audit Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the independent auditors. The Audit Committee has adopted a formal written charter that is available upon request. During 2005, the Audit Committee held [____] meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton, Dr. Gruber, and Ms. Macaskill.

(2)   A Finance Committee, which oversees the management of the TIAA-CREF Institutional Mutual Funds' investments subject to appropriate oversight by the full Board of Trustees. During 2005, the Finance Committee held [__] meetings. The current members of the Finance Committee are Dr. Gruber (chair), Dr. Carleton, Dr. Jacob, Mr. Longstreth, Ms. Macaskill, Mr. Sloan, and Dr. Zewail.

(3)   A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the TIAA-CREF Institutional Mutual Funds and the initiation of appropriate shareholder resolutions. During 2005, the Corporate Governance and Social Responsibility Committee held [__] meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton, and Dr. Zewail.

(4)   An Executive Committee, which generally is vested with full board powers between Board meetings on matters not specifically addressed by the full Board. During 2005, the Executive Committee held [__] meetings. The current members of the Executive Committee are Dr. Gruber (chair), Dr. Jacob, Mr. Longstreth, and Mr. Sloan.

(5)   A Nominating and Governance Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which nominates certain TIAA-CREF Institutional Mutual Funds’ officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During 2005, the Nominating and Governance Committee held [___] meetings during the remainder of the year. The current members of the Nominating and Governance Committee are Dr. Gruber, Dr. Jacob (chair), and Mr. Longstreth.

Investors can recommend and the Nominating and Governance Committee will consider nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Institutional Mutual Funds. The Secretary's address is: 730 Third Avenue, New York, New York 10017-3206.

Proxy Voting Policies

     The TIAA-CREF Institutional Mutual Funds have adopted policies and procedures to govern their voting of proxies of portfolio companies. The Funds seek to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

     As a general matter, the Board of Trustees has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this SAI.

     Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the Funds’ shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

     The Funds believe there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the Funds, Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse him- or herself from all decisions regarding the portfolio company.

     In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, we have adopted special proxy voting policies for the Fund. We will vote the shares of the companies held in the Social Choice Equity Fund consistent with the social criteria (or screens) considered by the Fund in selecting companies for inclusion in its portfolio. In cases where we are asked to vote on social matters that are not covered under the Fund’s screens, we will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance.

     A report of proxies voted for the Funds is made quarterly to the Funds’ Board and/or the Finance Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

     A record of the Funds’ proxy votes for the period from the Funds’ inception to June 30, 2006 will become available on August 31, 2006 through www.tiaa-cref.org (free of charge) and on the SEC’s website at www.sec.gov.

Principal Holders of Securities -[To be updated]

As of December 31, 2005, the following persons are known by the Fund to hold beneficially 5% or more of the outstanding shares of the following classes of Funds:

The current trustees and officers of the Fund, as a group, beneficially own less than 1% of the shares of each class of each Fund.

Any person owning more than 25% of each Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Investment Advisory and Other Services

As explained in the Prospectus, investment advisory and related services for each of the Funds are provided by personnel of Advisors. Advisors manages the investment and reinvestment of the assets of each Fund, subject to the direction and control of the Finance Committee of the Board of Trustees.

TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter for the TIAA-CREF Institutional Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Institutional Mutual Funds and Advisors.

Investment management fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. Furthermore, Advisors has contractually agreed to reimburse the Funds for non-investment management fee expenses of the Funds that exceed certain amounts as stated in the Prospectus, until April 30, 2007.

Service Agreement

Those Funds that offer Retirement Class Shares (as described in the Prospectus) entered into a service agreement effective February 1, 2006 with Advisors for the provision of certain administrative services related to the offering of this class of shares on retirement plan platforms (the “Retirement Class Service Agreement”).

The service fees are accrued daily at 1/365th of the applicable annual rate set forth in the above table.

The Retirement Class Service Agreement will continue in effect from year to year so long as such continuances are specifically approved for a Fund at least annually by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund. The Agreement provides that it may be terminated without penalty, by the Board of Trustees or by the vote of a majority of the outstanding votes attributable to the shares of the applicable Fund, or by Advisors, in each case on sixty (60) days’ written notice to the other party. The Agreement may also be amended as to any Fund by the parties only if such amendment is specifically approved by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund.

Underwriters

TPIS, 730 Third Avenue, New York, NY 10017-3206, may be considered the “principal underwriter” for the TIAA-CREF Institutional Mutual Funds. TIAA holds all of the shares of Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the TIAA-CREF Institutional Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Institutional Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Institutional Mutual Funds from year to year, subject to approval by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the TIAA-CREF Institutional Mutual Funds.

Custodian and Transfer Agent

JPMorgan Chase Bank (“JPMorgan”), 4 Chase MetroTech Center, Brooklyn, NY 11245, acts as custodian for the TIAA-CREF Institutional Mutual Funds. JPMorgan is responsible for the safekeeping of the Funds’ portfolio securities.

Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend-paying agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), [_________], serves as the independent registered public accounting firm of the TIAA-CREF Institutional Mutual Funds. For fiscal years prior to 2005, Ernst & Young LLP served as the independent registered public accounting from for the TIAA-CREF Institutional Mutual Funds.

Personal Trading Policy

The TIAA-CREF Institutional Mutual Funds, Advisors and TPIS have adopted codes of ethics under Rule 17j-l of the 1940 Act. Under these codes, certain access persons and members of their households are limited in trading for their own accounts. While they may invest in securities that may also be purchased or held by the Funds, some transactions they make must be reported and approved, and they must send duplicates of all confirmation statements and other account reports to a special compliance unit for review.

Information about the Funds’ Portfolio Management Teams [TO BE UPDATED BY AMENDMENT]

Structure of Compensation for Portfolio Managers

Portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long –term compensation awards are based on the pre-tax investment performance of the Funds and other investment vehicle the portfolio management team member manages, relative to the performance of the Fund’s or other investment product’s benchmark index and peer group, for a weighted three-year period -- with the most weight given to the current year (two-thirds) and equal weighting given for the preceding two years (one-sixth each). In the future, we anticipate using a weighted four-year period. Competitive pay in the marketplace is also considered in determination total compensation. The size of the compensation pool available to pay portfolio management team members is based on corporate performance across the TIAA-CREF organization. Investment performance, as measured against investment benchmarks and peer groups for the weighted three-year period, is one of the key performance indicators for this assessment. Net flows are a small factor (less than 5%) in this assessment; therefore, the corporate pool of dollars from which portfolio managers are compensated is minimally affected by growth of Fund assets and net Fund flows.

Additional Information Regarding Portfolio Managers

The following chart includes information relating to the portfolio management team members listed in the prospectus, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Funds they manage, as of September 30, 2005. None of the persons indicated below currently manages any other investment accounts.

LARGE-CAP GROWTH FUND II

Name of Portfolio	Number of Other Accounts		Total Assets In Accounts
Manager	Managed		Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled	Dollar Range of Equity
	Investment	Investment	Investment	Investment	Securities Owned in
	Companies	Vehicles	Companies	Vehicle	Fund

Susan Cordes, CFA

Gregory B. Lutrell, CFA

Ruxiang (Michael) Qian

INTERNATIONAL EQUITY FUND II

Name of Portfolio	Number of Other Accounts		Total Assets In Accounts
Manager	Managed		Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled	Dollar Range of Equity
	Investment	Investment	Investment	Investment	Securities Owned in
	Companies	Vehicles	Companies	Vehicles	Fund

Yumiko Miura

Jacob Pozharny

Steven Rossiello, CFA

Christopher Semenuk

LARGE-CAP VALUE FUND II

Name of Portfolio	Number of Other Accounts		Total Assets In Accounts
Manager	Managed		Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled	Dollar Range of Equity
	Investment	Investment	Investment	Investment	Securities Owned in
	Companies	Vehicles	Companies	Vehicles	Fund

Richard Cutler

Tom Kolefas, CFA

Jingxi Liu

Yining Xia, CFA

SMALL-CAP EQUITY FUND II

Name of Portfolio	Number of Other		Total Assets In Accounts
Manager	Accounts Managed		Managed (millions)

	Registered	Other	Registered	Other	Dollar Range of Equity
	Investment	Pooled	Investment	Pooled	Securities Owned in Fund
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Daniel O. Glickman

Victor Samoilovich

REAL ESTATE SECURITIES FUND II

Name of Portfolio	Number of Other		Total Assets In Accounts
Manager	Accounts Managed		Managed (millions)

	Registered	Other	Registered	Other	Dollar Range of Equity
	Investment	Pooled	Investment	Pooled	Securities Owned in Fund
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Andrew J. Duffy, CFA

Michael McLaughlin

SOCIAL CHOICE EQUITY FUND II

Name of Portfolio	Number of Other		Total Assets In Accounts
Manager	Accounts Managed		Managed (millions)

	Registered	Other	Registered	Other	Dollar Range of Equity
	Investment	Pooled	Investment	Pooled	Securities Owned in Fund
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Anne Sapp, CFA	18	0	$17,692.28	$0	$0

BOND FUND II

Name of Portfolio	Number of Other		Total Assets In Accounts
Manager	Accounts Managed		Managed (millions)

	Registered	Other	Registered	Other	Dollar Range of Equity Securities
	Investment	Pooled	Investment	Pooled	Owned in Fund
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

John Cerra

Richard Cheng

John Espinosa

Stephen Liberatore, CFA

Steven Raab

BOND PLUS FUND II

Name of Portfolio	Number of Other		Total Assets In Accounts
Manager	Accounts Managed		Managed (millions)

	Registered	Other	Registered	Other	Dollar Range of Equity Securities
	Investment	Pooled	Investment	Pooled	Owned in Fund
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

John Cerra

Richard Cheng

Stephen Liberatore, CFA

Steven Raab

HIGH-YIELD BOND FUND II

Name of Portfolio	Number of Other		Total Assets In Accounts
Manager	Accounts Managed		Managed (millions)

	Registered	Other	Registered	Other	Dollar Range of Equity Securities
	Investment	Pooled	Investment	Pooled	Owned in Fund
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Michael Ainge, CFA

Jean Lin, CFA

Kevin R. Lorenz, CFA

John G. Morriss

Richard Tanner, CFA

MANAGED ALLOCATION FUND II

Name of Portfolio	Number of Other		Total Assets In Accounts
Manager	Accounts Managed		Managed (millions)

	Registered	Other	Registered	Other	Dollar Range of Equity
	Investment	Pooled	Investment	Pooled	Securities Owned in Fund
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Scott Budde, CFA

Stephen MacDonald

SHORT-TERM BOND FUND II

Name of Portfolio	Number of Other		Total Assets In Accounts
Manager	Accounts Managed		Managed (millions)

	Registered	Other	Registered	Other	Dollar Range of Equity Securities
	Investment	Pooled	Investment	Pooled	Owned in Fund
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

John Cerra

Richard Cheng

Stephen Liberatore, CFA

Steven Raab

TAX-EXEMPT BOND FUND II

Name of Portfolio	Number of Other		Total Assets In Accounts
Manager	Accounts Managed		Managed (millions)

	Registered	Other	Registered	Other	Dollar Range of Equity
	Investment	Pooled	Investment	Pooled	Securities Owned in Fund
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Carmen M. Failla

Peter Scola

INFLATION-LINKED BOND FUND II

Name of Portfolio	Number of Other		Total Assets In Accounts
Manager	Accounts Managed		Managed (millions)

	Registered	Other	Registered	Other	Dollar Range of Equity Securities
	Investment	Pooled	Investment	Pooled	Owned in Fund
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Michael Ferraro

Joseph Rolston

Steven Traum

MONEY MARKET FUND II

Name of Portfolio	Number of Other		Total Assets In Accounts
Manager	Accounts Managed		Managed (millions)

	Registered	Other	Registered	Other	Dollar Range of Equity Securities
	Investment	Pooled	Investment	Pooled	Owned in Fund
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Michael Ferraro

Joseph Rolston

Steven Traum

Potential Conflicts of Interest of Advisors and Portfolio Managers

     Portfolio managers of the Funds may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. These include:

     Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the Funds and its other client accounts, in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors has adopted procedures to ensure that the Funds are afforded equal opportunity with Advisors’ other clients to receive investment allocations and that such allocations are provided to the Funds and Advisors’ other client accounts in a manner that is consistent with Advisors’ fiduciary obligations.

     Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

     IPO Allocation. Advisors has adopted procedures to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

     Compensation. The compensation paid to Advisors for managing the Funds, as well as its other clients, is based on a percentage of assets under management. Advisors is not paid performance-based fees for its management of the Funds or any other client accounts. Furthermore, the performance element of portfolio managers’ compensation does not differentiate between the performance of other client accounts. Advisors’ compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not other.

About the TIAA-CREF Institutional Mutual Funds and the Shares

TIAA-CREF Institutional Mutual Funds was organized as a Delaware business trust on April 15, 1999. A copy of TIAA-CREF Institutional Mutual Funds’ Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware business trust, the TIAA-CREF Institutional Mutual Funds’ operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in TIAA-CREF Institutional Mutual Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

Class Structure

The TIAA-CREF Institutional Mutual Funds offers three classes of shares (Retirement Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

Retirement Class Shares. Retirement Class shares of the Funds are offered exclusively through accounts established by employees in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(b) and 457 plans. Retirement Class shares are also offered through custody accounts established by individuals with the TIAA-CREF Trust Company as Individual Retirement Accounts (“IRAs”).

Institutional Class Shares. Institutional class shares of TIAA-CREF Institutional Mutual Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries"), such as TIAA-CREF Trust Company, FSB (the "Trust Company"), or other persons, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the TIAA-CREF Institutional Mutual Funds may approve from time to time.

Retail Class Shares. Retail Class shares of the Funds are offered directly to the investing public. Retail Class shares are subject to a distribution (12b-1) plan pursuant to which they may reimburse TPIS for its expenses associated with distributing and promoting Retail Class shares.

Distribution (12b-1) Plan

The TIAA-CREF Institutional Mutual Funds’ Board of Trustees has adopted a Distribution Plan with respect to Retail Class shares offered by the Funds (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act effective February 1, 2006. Under the Distribution Plan, each Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion and distribution of Retail Class shares. The expenses for which a Fund may reimburse TPIS under the Distribution Plan include, but are not limited to, compensation of dealers and other for the expenses of their various activities primarily intended to promote the sale of Retail Class shares. Reimbursements by a Fund under the Distribution Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board, provided that no rate may exceed the annual rate of 0.25% of the average daily net assets of the Retail Class of the Fund. Please note, however, that TPIS has contractually agreed not to seek any reimbursement under the Distribution Plan until May 1, 2007.

The Distribution Plan has been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the TIAA-CREF Institutional Mutual Funds and who have no direct or indirect interest in the financial operation of the Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plan. In adopting the Distribution Plan, the trustees concluded that the Distribution Plan would benefit the Retail Class shareholders of each Fund.

The trustees considered, among other things, the extent to which the potential benefits of the Distribution Plan to each Fund’s Retail Class shareholders could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the Fund’s Retail Class shares would be likely to maintain or increase the amount of compensation paid by that Fund to Advisors. In considering the costs of the Distribution Plan, the trustees gave particular attention to the fact that any payments made by a Fund to TPIS under the Plan would increase the Fund's level of expenses by the amount of such payments. Further, the trustees recognized that Advisors would earn greater management fees if a Fund’s assets were increased, because such fees are calculated as a percentage of a Fund’s assets and thus would increase if net assets increase. The trustees further recognized that there could be no assurance that any of the potential benefits described below would be achieved if the Distribution Plan were implemented.

Among the potential benefits of the Distribution Plan, the trustees noted that payments to TPIS (and from TPIS to other intermediaries) could, could lead to increased sales and reduced redemptions, eventually enabling a Fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by a Fund in connection with the Distribution Plan. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Pursuant to the Distribution Plan, at least quarterly, TPIS provides the Funds with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determined their continued appropriateness.

The Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. The Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Retail Class shares of that Funds. The Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Retail Class shares. In addition, the Distribution Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority of both the trustees and the Independent Trustees. The Retail Class shareholders of each Fund have exclusive voting rights with respect to the application of the Distribution Plan to that Fund.

Indemnification of Shareholders

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (“DBTA”) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that TIAA-CREF Institutional Mutual Funds has been organized under the DBTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as TIAA-CREF Institutional Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the TIAA-CREF Institutional Mutual Funds could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of TIAA-CREF Institutional Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by TIAA-CREF Institutional Mutual Funds or its trustees, (ii) provides for the indemnification out of property of the TIAA-CREF Institutional Mutual Funds of any shareholders held personally liable for any obligations of TIAA-CREF Institutional Mutual Funds or any series of TIAA-CREF Institutional Mutual Funds, and (iii) provides that TIAA-CREF Institutional Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of TIAA-CREF Institutional Mutual Funds and satisfy any judgment thereon. Thus, the risk of a TIAA-CREF Institutional Mutual Funds shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) TIAA-CREF Institutional Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of TIAA-CREF Institutional Mutual Funds’ business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Institutional Mutual Funds shareholder is remote.

Indemnification of Trustees

The Declaration of Trust further provides that TIAA-CREF Institutional Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of TIAA-CREF Institutional Mutual Funds. The Declaration of Trust does not authorize TIAA-CREF Institutional Mutual Funds to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Fund Liability

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or TIAA-CREF Institutional Mutual Funds. No Fund is liable for the obligations of any other Fund. Since the Funds use a combined Prospectus, however, it is possible that one Fund might become liable for a misstatement or omission in the Prospectus regarding another Fund with which its disclosure is combined. The trustees have considered this factor in approving the use of the combined Prospectus.

Shareholder Meetings and Voting Rights

Under the Declaration of Trust, TIAA-CREF Institutional Mutual Funds is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that TIAA-CREF Institutional Mutual Funds will hold shareholders’ meetings unless required by law or the Declaration of Trust. TIAA-CREF Institutional Mutual Funds will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the trustees holding office were elected by the shareholders of TIAA-CREF Institutional Mutual Funds.

Shares of TIAA-CREF Institutional Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of TIAA-CREF Institutional Mutual Funds may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable Fund).

Additional Funds or Classes

Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in TIAA-CREF Institutional Mutual Funds without shareholder approval. The trustees have established another series of funds of the Trust, known as the “Lifecycle Funds,” which are addressed in separate prospectuses and a separate statement of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

Dividends and Distributions

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of TIAA-CREF Institutional Mutual Funds as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable.

Pricing of Shares

The assets of the Funds are valued as of the close of each valuation day in the following manner:

Investments for Which Market Quotations Are Readily Available

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s net asset value is calculated.

Foreign Investments

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board of Trustees as a whole.

Debt Securities

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security’s fair value.

Values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.

Special Valuation Procedures for the Money Market Fund

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than ½ of one percent from $1.00 per share. In the event such deviation should exceed ½ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

Options and Futures

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for Which Market Quotations Are Not Readily Available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees. For more information about the Funds’ fair value pricing procedures, see calculating share price in the Prospectus.

Tax Status

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Trust intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a Fund, the Trust will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, the Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Trust’s option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a Dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund.

Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified Dividend Income

Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any distributions by a Fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 60 days during the 120-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds or the Money Market Fund are expected to constitute qualified dividend income.

Dividends-Received Deduction

The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and Losses on Redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Long-Term Capital Gains

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

Deduction of Capital Losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

Reports to Shareholders

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup Withholding

The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to: (1) any shareholder who fails to furnish the Trust with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

Shares Held in Certain Custody Accounts

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or Services for more information.

Treatment of Tax-Exempt Bond Fund II

The Tax-Exempt Bond Fund II expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that is exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund II will ordinarily be taxable to shareholders long-term capital gains and any distributions derived from taxable interest income, net short-term capital gains, and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax return, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund II, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund II with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

The Tax-Exempt Bond Fund II may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be preference item for purposes of the federal alternative minimum tax (AMT), both individual and corporate. Income from securities that are a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase corporate shareholder’s liability, if any, for AMT.

Shareholders who have not held shares of the Tax-Exempt Bond Fund II for such fund’s full taxable year may have designated as tax-exempt interest or as a tax preference item a percentage distributions which is not equal to the actual amount of tax-exempt income or tax preference income earned by the Fund during the period of their investment.

A portion of the dividends to shareholders from the Tax-Exempt Bond Fund II may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The Tax-Exempt Bond Fund II will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

Brokerage Allocation

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

Advisors may place orders with brokers providing useful research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

Research or services obtained for one Fund may be used by Advisors in managing the other Funds or in managing other investment company portfolios. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstances, the expenses incurred will be allocated in an equitable manner consistent with Advisors’ fiduciary duty to the Funds.

Directed Brokerage

In accordance with the 1940 Act, as amended, the Funds have adopted a policy prohibiting the Funds to compensate brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors personnel do not violate this policy of the Funds.

Voting Rights

We do not plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who cannot attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the Funds.

Legal Matters

All matters of applicable state law pertaining to the Funds have been passed upon by George W. Madison, Executive Vice President and General Counsel of the TIAA-CREF Institutional Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

The financial statements incorporated by reference in this Statement of Additional Information have been audited by PWC, independent registered certified public accountants, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

Financial Statements

Because the Funds’ are new, they do not yet have any financial statements.

Appendix A

TIAA-CREF Policy Statement on Corporate Governance

Introduction

Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF’s investments and to the country’s overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance—both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

TIAA-CREF’s views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders—the owners of the corporations—and the needs of the board and management to direct and manage effectively the corporation’s affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the market place and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed—a development our participation in the regulatory process helped to produce.

This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF’s portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

The Board of Directors

The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduciary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation’s chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation’s long-term strategy, the assurance of the corporation’s financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board’s nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

A. Board Membership

1. Director Independence. The Board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going forward, TIAA-CREF will focus on how company boards interpret and implement the new exchange listing requirements as reflected by their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director’s objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.

True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of independence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

2. Director Qualifications. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

3. Board Alignment with Shareholders. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

4. Director Education. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company’s businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

5. Disclosure of Any Monetary Arrangements. The Board should approve and disclose to shareholders any monetary arrangements with directors for services outside normal board activities.

B. Board Responsibilities

1. Fiduciary Oversight. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company’s website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation’s external audit firm.

2. CEO Selection and Succession Planning. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company’s fortunes to decline. To ensure the long-

term success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation’s expected performance, including specific objectives and measures for CEO performance.

3. Strategic Planning. The board should review the company’s strategic plan at least annually. The strategic allocation of corporate resources to each of the company’s businesses is critical to its future success. Strategic plan reviews should include assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm’s financial resources, which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

4. Equity Policy. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation—in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

C. Board Structure and Processes

1. Role of the Chairman. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles. Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

2. Committee Structure. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of independence by the committees and their chairs. Committees should have the right staff below the senior to retain and evaluate outside consultants and to communicate directly with level.

The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/ nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

•  Audit Committee

The audit committee plays a critical role in ensuring the corporation’s financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation’s independent auditors. When selecting auditors, the committee should consider the outside firm’s independence. The committee should ensure that the firm’s independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation’s ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the audit committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

•  Compensation Committee

Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company’s equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders’ interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the specific components of executive compensation.

•  Corporate Governance/Nominating Committee

The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

3. Executive Sessions. The board should hold routinely scheduled executive sessions at which management, including the CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

4. Board Evaluation. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board’s effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board’s governance principles and its committee charters and should include a review of the skills, experience and contributions represented in the boardroom. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

5. Annual Elections. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a “poison pill” shareholder rights plan. Moreover, a classified board structure can restrict a board’s ability to remove expeditiously an ineffective director.

6. Board Schedule and Meeting Agendas. The board should establish schedules and agendas for the full board and its committees that anticipate business “rhythms” and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

7. Indemnification and Liability. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

8. Board Size. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

9. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

Shareholder Rights and Responsibilities

As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.

Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

1. Each Director Represents All Shareholders. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.

2. One Share-One Vote. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.

3. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.

4. Majority Requirements. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements, except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.

5. Abstention Votes. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.

6. Authorization of Stock. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.

7. Fair Price Provisions. All shareholders should receive equal financial treatment. TIAA-CREF supports “fair price” provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher-than-market prices. Similarly, we support the elimination of preemptive rights, which can impede a corporation’s ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.

8. Anti-takeover Provisions. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans (“poison pills”) and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that any anti-takeover measure should have reasonably short expiration periods of no longer than three years. We strongly oppose anti-takeover provisions that contain “continuing director” or “deferred redemption” provisions that seek to limit the discretion of a future board to redeem the plan.

9. Incorporation Site. Shareholder interests should be protected, regardless of the corporation’s domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors’ fiduciary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.

10. Shareholder Access to the Board. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders’ interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.

11. Bundled Issues. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

Executive Compensation

As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board’s equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

1.	Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.

2.	Compensation plans should be understandable and appropriate to the corporation’s size, complexity and performance.

3.	Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.

4.	In setting compensation levels and incentive opportunities, the board should consider the individual’s experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board’s equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.

5.	Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm’s reputation, integrity and ethical standards.

6.	Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay.
Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

A. Equity-based Compensation

Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

1.	The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.

2.	Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

3.	All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.

4.	Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.

5.	Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company’s stock price without necessarily improving its performance or long-term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a “level playing field” for consideration of these alternatives; fixed-price options should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.

6.	Equity-based plans should specifically prohibit or severely restrict “mega grants,” which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

B. Fringe Benefits and Severance Agreements

Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components.

More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of all SERPs should be fully disclosed.

2.	The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.

3.	“Constructive credit” should be used to replicate full service credit not exceed it.

4.	Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

5.	The total cost of all supplemental plan obligations should be estimated and disclosed.

Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

Role of Independent Advisors

Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation’s public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor’s applicable rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

Governance of Companies Domiciled Outside the United States

Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocalized in its own operations and even its legal organization. Thus, the interplay of different laws, standards, and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should—or will—adopt common, “one-size-fits-all” codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what most would agree are desirable corporate governance principles.

As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders, and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company’s country of origin. We also recognize the importance of understanding how other countries’ practices and structures of ownership may operate differently from a U.S. model.

As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements, which provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

1.	Publish full proxy materials in at least one widely-read international language of importance to their body of foreign shareholders (most often this will be English).

2.	Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.

3.	Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.

4.	Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders’ meeting, which serve as a deterrent to share voting.

5.	Confirm, if possible, that a given shareholders’ vote has been received, and describe how that vote was recorded.

6.	Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

Social Responsibility Issues

TIAA-CREF believes that building long-term shareholder value is consistent with directors’ giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company’s reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe that the following concerns should be among the issues that companies address:

  The environmental impact of the corporation’s operations and products.
  Equal employment opportunities for all segments of the population.
  Employee training and development.
  Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation’s communities and its constituencies.

In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

Environmental Resolutions

TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation’s operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly specific actions or adopt very specific policies aimed at improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

Human Rights Resolutions

TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

Tobacco-Related Resolutions

TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company’s assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

Labor Issues Resolutions

TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

Dialogue Between TIAA-CREF and Companies

TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past:

a) provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the companies distribute the Statement to all executive officers and directors; b) periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management; c) arrange for occasional informal opportunities for company directors, managers, and TIAA-CREF managers to review the guidelines in the Policy Statement; and d) send copies of the Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

Appendix

Guidelines for Assessing Compensation Plans

	i.	Equity-Based Award Compensation

When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:

1.	Potential Dilution from Stock-Based Plans

Red Flag: Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

Override: Increase threshold to 25% for plans proposed by companies in human-capital- intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

Comment: The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.

	A.	Excessive Run Rate from Actual Grants

Red Flag: In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

Override: Increase threshold to 3% for plans proposed by companies in human-capital- intensive industries.

Comment: The “potential dilution” test described above is a snapshot at a given point in time. That test can miss excessive transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.

B.	Reload Options

Red Flag: Proposal provides for granting reload options.

Override: None.

Comment: Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders’ equity.

C.	Evergreen Option Plans

Red Flag: Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

Override: None.

D.	Option Mega Grants

Red Flag: Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.

E.	Option Pricing

Red Flag: Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

Override: None.

F.	Restricted Stock

Red Flag: A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

Override: Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.

G.	Coverage

Red Flag: Plan is limited to a small number of senior employees.

Override: Permits awards to a small number of employees at firms at the lower range of market equity capitalization.

H.	Repricing Options

Red Flag: An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price (“underwater options”).

Override: The company has not repriced options in the past or has excluded senior executives and board members from any repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

Comment: Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.

I.	Excess Discretion

Red Flag: Significant terms of awards — such as coverage, option price, or type of award provided for the proposed plan — are not specified in the proposal.

Override: None.

J.	Bundling

Red Flag: Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

Override: None.

Fringe Benefits

  Support proposals that require shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.
  Consider on a case-by-case basis proposals for prior shareholder ratification of all “golden parachute” severance agreements. Voting decisions will depend on the corporate governance profile and prior actions of the company.
  Support proposals to limit additions to supplemental executive retirement plans at the time of executives’ retirement.

PART C:	OTHER INFORMATION

Item 23. Exhibits

(a)	(1)	Declaration of Trust, dated as of April 15, 1999.1/

	(2)	Declaration of Trust, dated as of April 15, 1999, as amended to add the TIAA- CREF Lifecycle Funds (the “Lifecycle Funds”). 6/

(b)	Registrant has adopted no bylaws.

(c)	The relevant portions of Registrant’s Declaration of Trust are incorporated herein by reference to Exhibit (a) above.

(d)	(1)	Investment Management Agreement by and between Registrant and Teachers Advisors, Inc. (“Advisors”), dated as of June 1, 1999.2/

	(2)	Amendment to the Investment Management Agreement by and between Registrant and Advisors, dated as of September 3, 2002. 4/

	(3)	Form of Expense Reimbursement Agreement between the Funds and Advisors, dated as of February 1, 2004. 5/

	(4)	Amendment to Investment Management Agreement by and between Registrant and Advisors, dated as of October 1, 2004, for the Lifecycle Funds. 6/

	(5)	Form of Expense Reimbursement Agreement between the Funds and Advisors, dated as of February 1, 2005. 7/

	(6)	Form of Investment Management by and between the Funds and Advisors dated as of February 1, 2006.*

	(6)	Form of Expense Reimbursement Agreement by and between the Funds and Advisors, dated as of February 1, 2006.*

	(7)	Form of Fee Waiver Agreement by and between the Funds and Advisors, dated as of February 1, 2006.*

(e)	(1)	Distribution Agreement by and between Registrant and Teachers Personal Investors Services, Inc. (“TPIS”), dated as of June 1, 1999.2/

	(2)	Selling Agreement by and between TPIS and TIAA-CREF Individual & Institutional Services, Inc. (“Services”), dated as of June 1, 1999.3/

	(3)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of September 3, 2002. 4/

	(4)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 1, 2004, for the Lifecycle Funds. 6/

	(5)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 19, 2004. 7/

	(6)	Amendment to Distribution Agreement by and between Registrant and TPIS dated as of February 1, 2006.*

(f)	(1)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Long-Term Compensation Plan, as of January 1, 1998, as amended. 5/

	(2)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan, as of June 1, 1998, as amended. 5/

(g)	(1)	Custodian Agreement by and between Registrant and State Street Bank and Trust Company (“State Street”), dated as of June 11, 1999.3/

	(2)	Custodian Agreement by and between Registrant and JPMorgan Chase Bank (“JPMorgan”), dated as of July 1, 2002. 4/

	(3)	Amendment to the Custodian Agreement by and between Registrant and JPMorgan, dated August 26, 2002. 4/

(h)	(1)	Administration Agreement by and between Registrant and State Street, dated as of July 1, 1999.3/

	(2)	Transfer Agency Agreement by and between Registrant and Boston Financial Data Services, Inc., dated as of July 1, 1999.3/

	(3)	Transfer Agency and Service Agreement by and between Registrant and Boston Financial Data Services, Inc., dated as of July 1, 2002. 4/

	(4)	Service Agreement by and between Registrant and Advisors, dated as of May 22, 2002, as amended February 19, 2003 5/ , October 1, 2004, for the Lifecycle Funds 6/ and October 19, 2004. 7/

	(5)	Retirement Class Service Agreement by and between Registrant and Advisors Who Offer Retirement Class Shares dated as of [February 1, 2006].*

(i)	Opinion and Consent of George W. Madison, Esq.*

(j)	(1)	Consent of Sutherland Asbill & Brennan LLP.*

	(2)	Consent of Ernst & Young LLP.*

(k)	Not applicable.

(l)	(1)	Seed Money Agreement by and between Registrant and Teachers Insurance and Annuity Association of America (“TIAA”), dated as of June 1, 1999.3/

	(2)	Seed Money Agreement by and between Registrant and TIAA, dated as of August 1, 2002. 4/

	(3)	Seed Money Agreement by and between Registrant and TIAA, dated as of October 1, 2004, for the Lifecycle Funds. 6/

(m)	(1)	Distribution Plan for the Lifecycle Funds of Registrant adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”), dated October 1, 2004. 6/

	(2)	Distribution Plan for the Retail Class Shares of Registrant adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”), dated [February 1, 2006].*

	(3)	Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective [February 1, 2006].*

(n)	Multiple Class Plan of Registrant adopted pursuant to Rule 18f-3 of the 1940 Act. 4/

(p)	Policy Statement on Personal Trading (For Non-Restricted Areas). 6/

1	/	Incorporated herein by reference to the initial registration statement on Form N-1A (File No.
333-76651) as filed with the Commission on April 20, 1999.
2	/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 11,
1999.
3	/	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 24,
1999.
4	/	Incorporated herein by reference to Post-Effective Amendment No. 5 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September
27, 2002.
5	/	Incorporated herein by reference to Post-Effective Amendment No. 7 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 30,
2004.

6	/	Incorporated herein by reference to Post-Effective Amendment No. 11 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September
30, 2004.
7	/	Incorporated herein by reference to Post-Effective Amendment No. 14 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 1,
2005.
*		To be filed by amendment.

Item 24.               Persons Controlled by or Under Common Control with the Fund

     As the ultimate parent, holding indirectly 100% of the voting securities of Advisors, investment adviser of Registrant, TIAA may be deemed to control Registrant (although Registrant does not concede such control). As the beneficial owner of more than 25% of the voting securities of one or more Funds (pursuant to the Seed Money Agreement), TIAA controls Registrant. Therefore, persons directly or indirectly controlled by TIAA may be deemed to be under common control with Registrant.

2 LPPA, LLC
485 Properties, LLC
730 Texas Forest Holdings, Inc.
Ataya Hardwoods, LLC
Bethesda ARC, LLC
Bisys Crossings I, LLC
Boca 10 A & B LLC
Boca 10 C & D LLC
Boca 11 A LLC
Boca 11 B LLC
Boca 11 C & D LLC
Boca 11 E & F LLC
Boca 54 Land Associates LLC
College Credit Trust
CTG & P, LLC
DAN Properties, Inc.
ETC Repackaging, Inc.
GA-Buckhead, L.L.C.
IL-161 Clark Street, L.L.C.
Illinois Teachers Properties, LLC
Industrial Property fund VI, LLC
JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Light St. Partners LLP
M.O.A. Enterprises, Inc.

MOA Investors I, Inc.
ND Properties, Inc.
One Boston Place, LLC
One Boston Place Real Estate Investment Trust
Renewable Timber Resources, LLC
Savannah Teachers Properties, Inc.
Storage Portfolio I, LLC
Strategic Industrial Properties I, LLC
T114 Properties, Inc.
T-C Sports Co., Inc.
TCAM Core Property Fund GP LLC
TCAM Core Property Fund Operating CP LLC
TCAM Core Property Fund REIT LLC
TCPC Associates, LLC
TCT Holdings, Inc.
T-Investment Properties Corp.
T-Land Corp.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers West, LLC
TIAA 485 Boca 54 LLC
TIAA 485 Clarendon, LLC
TIAA Advisory Services, LLC
TIAA Bay Isle Key II Member, LLC
TIAA Bay Isle Key II, LLC
TIAA Canada Retail Business Trust
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA-Fund Equities, Inc.
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC

TIAA Retail Commercial LLC
TIAA-Shenandoah, LLC
TIAA Stafford-Harrison, LLC
TIAA SF One, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA The Reserve II Member, LLC
TIAA The Reserve II, LLC
TIAA Tri-State, LLC
TIAA West Town Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, LLC
TIAA-CREF International Investments Limited
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Agency, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TREA GA Reserve, LLC
WA-WTC, L.L.C.
WRC Properties, Inc.

(1): All subsidiaries are Delaware entities except as follows:

a)	Maryland entities: Light Street Partners, LLP and One Boston Place Real Estate Investment Trust

b)	New York entities: College Credit Trust and TIAA-CREF Life Insurance Company

c)	Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc.

d)	TIAA-CREF Trust Company, FSB is a Federal Savings Bank

e)	TIAA-CREF International Investments Limited formed in Jersey Channel Islands, UK

(2): ND Properties, Inc. wholly or partially owns interests in four Delaware entities and sixteen foreign entities.

Item 25.                Indemnification

     As a Delaware business trust, Registrant’s operations are governed by its Declaration of Trust dated as of April 15, 1999 (the “Declaration”). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the “DBTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration expressly provides that it has been organized under the DBTA and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

     To protect Registrant’s shareholders against the risk of personal liability, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its trustees; (ii) provides for the indemnification out of Registrant’s property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration further provides that Registrant shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of Registrant. The Declaration does not authorize Registrant to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the 1993 Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.                Business and Other Connections of the Investment Adviser

     Advisors also provides investment management services to TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA Separate Account VA-1. The directors of Advisors are Scott C. Evans, Erwin W. Martens and Russell G. Noles, who are also Managers of TIAA-CREF Investment Management, LLC, which is a wholly owned subsidiary of TIAA and an investment advisor.

Item 27.                Principal Underwriters

     TPIS acts as the principal underwriter for the Registrant. TPIS also acts as the principal underwriter for TIAA-CREF Mutual Funds and TIAA-CREF Life Funds. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

Item 28.                Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant’s custodian, JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

Item 29.                Management Services

     Not Applicable.

Item 30.                Undertakings

     Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, TIAA-CREF Institutional Mutual Funds, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 21 day of December, 2005.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

By:	/s/ Bertram L. Scott

Name:	Bertram L. Scott
Title:	Executive Vice President and Principal Executive
Officer

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bertram L. Scott	Executive Vice President	December 21, 2005
Bertram L. Scott	(Principal Executive Officer)

/s/ Russell Noles	Acting Chief Financial Officer	December 21, 2005
Russell Noles	(acting Principal Financial Officer
and Principal Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*	December __, 2005	*	December __, 2005

Willard T. Carleton		Bevis Longstreth

	December __, 2005	*	December __, 2005

Eugene Flood, Jr.		Bridget A. Macaskill

	December __, 2005	*	December __, 2005

Howell E. Jackson		Maceo K. Sloan

*	December __, 2005	*	December __, 2005

Nancy L. Jacob		Ahmed H. Zewail

* /s/ Stewart P. Greene
December 22, 2005
Stewart P. Greene
as attorney-in-fact